UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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☐ Soliciting Material Pursuant to Section 240.14a-12
CAPITALSOURCE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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John K. Delaney
Chairman of the Board
and Chief Executive Officer
March 27, 2006
Dear Stockholder:
      On behalf of your Board of Directors and management, we cordially invite you to attend the Annual Meeting of Stockholders to be held on Thursday, April 27, 2006, at 8:30 a.m. at our headquarters located at 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815.
      The matters to be considered by the stockholders at the 2006 Annual Meeting are described in detail in the accompanying materials. Your Board of Directors believes that these proposals are in the best interests of the Company and its stockholders and recommends that you vote in favor of them.
      It is important that your shares be represented at the meeting whether or not you plan to attend. If you are unable to be present at the meeting in person, please complete, sign and date the enclosed proxy card and return it in the envelope provided. If you later decide to attend the meeting, you may revoke your proxy at that time and vote your shares in person.
      Thank you for your continued support.

Cordially,

John K. Delaney

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On April 27, 2006
      To Our Stockholders:
      The 2006 Annual Meeting of Stockholders of CapitalSource Inc. will be held at our headquarters located at 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815, 8:30 a.m., local time, on April 27, 2006 for the following purposes:

(1)	to consider and act upon a proposal to elect four directors to the Company’s Board;

(2)	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2006;

(3)	to approve an amendment and restatement of the Company’s Second Amended and Restated Equity Incentive Plan;

(4)	to amend and restate the Company’s Charter to establish common stock and preferred stock ownership limits; and

(5)	to transact such other business, if any, as may properly come before the meeting.
      The Board of Directors set the close of business on February 23, 2006 as the record date to determine the stockholders entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.
      YOUR VOTE IS IMPORTANT. IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT IN THE ENVELOPE PROVIDED. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE MEETING.

By Action of the Board of Directors

Steven A. Museles
Chief Legal Officer and Secretary
4445 Willard Avenue, 12th Floor
Chevy Chase, Maryland 20815
March 27, 2006

PROXY STATEMENT
2006 ANNUAL MEETING OF STOCKHOLDERS
April 27, 2006
      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of CapitalSource Inc. for the 2006 Annual Meeting of Stockholders to be held on April 27, 2006 at 8:30 a.m. at our headquarters located at 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815.
Who Can Vote
      Stockholders of record on February 23, 2006 may attend and vote at the 2006 Annual Meeting or have their votes by proxy counted if they do not attend in person. On that date, there were 154,117,776 shares of common stock outstanding and entitled to vote. As a result of our recently closed offering of common stock, on the business day before we mailed this proxy statement, March 24, 2006, there were                      shares of common stock outstanding. Each share is entitled to one vote on each matter presented. The presence, in person or by proxy, of the holders of a majority in voting power of the shares of capital stock outstanding on February 23, 2006 and entitled to vote at the 2006 Annual Meeting will constitute a quorum to conduct business. Shares represented by proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting. Shares held in a broker’s account that are voted by the broker or other nominee on some but not all matters will be treated as shares present for purposes of determining the presence of a quorum, but will not be treated as shares present and entitled to vote with respect to those matters for which no vote is cast.
      A list of stockholders entitled to vote at the 2006 Annual Meeting will be open to examination by any stockholder, for any purpose germane to the 2006 Annual Meeting, at our corporate headquarters during normal business hours for a period of ten days before the 2006 Annual Meeting and during the 2006 Annual Meeting.
Voting Procedures
      If you are unable to be present at the meeting in person, you may grant a proxy by completing, signing and dating the enclosed proxy card and returning it in the envelope provided.
      Shares represented by proxies will be voted as directed by the stockholder. Unless you direct otherwise, if you grant a proxy your shares will be voted as follows:

(1)	FOR the Board’s four nominees for the Board of Directors;

(2)	FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2006;

(3)	FOR approval of the amendment and restatement of the Company’s Second Amended and Restated Equity Incentive Plan;

(4)	FOR approval of the amendment and restatement of the Company’s Charter to establish common stock and preferred stock ownership limits; and

(5)	in the discretion of the proxy holder on any other matter to be presented at the 2006 Annual Meeting.
      If you return your proxy by mail, you have the right to revoke your proxy in writing (by another proxy bearing a later date), by attending the meeting and voting in person, or by notifying the Company before the meeting that you want to revoke your proxy. Votes submitted by mail must be received on or before April 26, 2006.

PROPOSAL 1—ELECTION OF DIRECTORS
Board of Directors
      Our Board of Directors is composed of 11 directors divided into three classes, as nearly equal in number as possible, in accordance with our bylaws. Each class, upon election or re-election at an annual meeting, will serve a three-year term. The Board held eight meetings during 2005 and each of the directors attended at least 75% of the meetings of the Board and each committee of the Board on which he or she served.
      The Board conducts its business through meetings of the Board and its four committees: the Audit Committee, the Compensation Committee, the Credit Policy Committee and the Nominating and Corporate Governance Committee. The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are each composed entirely of independent directors as required by the rules of the New York Stock Exchange (the “NYSE”).

Audit Committee
      Our Audit Committee consists of William G. Byrnes, who serves as Chairman, Sara L. Grootwassink and Dennis P. Lockhart, each of whom has been determined by the Board to be independent under the independence standards adopted by the NYSE relative to all directors and under the independence standards adopted by the Securities and Exchange Commission (“SEC”) that are applicable only to audit committee members. A discussion of these standards is set forth below under “Corporate Governance—Independent Directors.” Our Audit Committee’s charter provides that the Audit Committee shall have a designated “audit committee financial expert” within the meaning of SEC rules. Our Board has determined that Mr. Byrnes qualifies as an audit committee financial expert.
      The Audit Committee’s primary duties and assigned roles are to:

•	serve as an independent and objective body to monitor and assess our compliance with legal and regulatory requirements, our financial reporting processes and related internal control systems and the performance, generally, of our internal audit function;

•	oversee the audit and other services of our outside independent registered public accounting firm and be directly responsible for the appointment, independence, qualifications, compensation and oversight of the outside independent registered public accounting firm, who reports directly to the Audit Committee;

•	provide an open avenue of communication among the outside independent registered public accounting firm, accountants, financial and senior management, the internal auditing department, the corporate compliance department and our Board;

•	resolve any disagreements between management and the outside independent registered public accounting firm regarding financial reporting; and

•	consider transactions between the Company and entities affiliated with our directors.
      The Audit Committee charter mandates that the Audit Committee approve all audit, audit-related, tax and other services conducted by our independent registered public accounting firm. The Audit Committee met 18 times during 2005. The Audit Committee charter is posted on our website at http://www.capitalsource.com. You may also obtain a copy of the Audit Committee charter without charge by writing to: CapitalSource Inc., 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815, Attn: Chief Legal Officer.

Compensation Committee
      Our Compensation Committee consists of Tully M. Friedman, who serves as Chairman, Timothy M. Hurd and Thomas F. Steyer, each of whom has been determined by the Board to be independent under the independence standards adopted by the NYSE relative to all directors. The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of our directors and executive officers, and to administer and implement our incentive compensation plans and equity-based plans. The Compensation Committee met seven times during 2005. The Compensation Committee charter is posted on our website at http://www.capitalsource.com. You may also obtain a copy of the Compensation Committee charter without charge by writing to: CapitalSource Inc., 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815, Attn: Chief Legal Officer.
Credit Policy Committee
      Our Credit Policy Committee consists of Andrew B. Fremder, who serves as Chairman, Frederick W. Eubank, II and Dennis P. Lockhart. The purpose of the Credit Policy Committee is to oversee and review information regarding our credit risk management framework, including the significant policies, procedures, and practices employed to manage our credit risk. The Credit Policy Committee met six times during 2005. The Credit Policy Committee charter is posted on our website at http://www.capitalsource.com. You may also obtain a copy of the Credit Policy Committee charter without charge by writing to: CapitalSource Inc., 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815, Attn: Chief Legal Officer.
Nominating and Corporate Governance Committee
      Our Nominating and Corporate Governance Committee consists of Andrew B. Fremder, who serves as Chairman, Sara L. Grootwassink and Paul R. Wood. Each member has been determined by the Board to be independent under the independence standards adopted by the NYSE relative to all directors. The primary functions of the Nominating and Corporate Governance Committee are to:

•	identify individuals qualified to become Board members and recommend to our Board candidates for election or re-election to the Board;

•	consider and make recommendations to our Board concerning the size and composition of our Board, committee structure and makeup, retirement policies and procedures affecting Board members; and

•	monitor our performance in meeting our obligations of fairness in internal and external matters, and our principles of corporate governance and practices.
      The Nominating and Corporate Governance Committee charter sets forth certain criteria for the Committee to consider in evaluating potential director nominees. In order for the Board to have a substantial degree of independence from management, a majority of directors must be independent of management, in both fact and appearance, and must satisfy the independence criteria of the NYSE. The charter requires that the Committee select nominees who have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the Company and its stockholders. The Committee must also assess whether the candidate possesses the skills, knowledge, perspective, broad business judgment and leadership, relevant specific industry or regulatory affairs knowledge, business creativity and vision, experience, age and diversity, all in the context of an assessment of the perceived needs of the Board at that time. For those director candidates that appear upon first consideration to meet the Committee’s criteria, the Committee will engage in further research to evaluate their candidacy.
      In making recommendations for director nominees for the annual meeting of stockholders, the Nominating and Corporate Governance Committee will consider any written suggestions of stockholders received by the Chief Legal Officer of the Company by no later than 120 days prior to the anniversary of the Company’s proxy statement issued in connection with the prior year’s annual meeting of stockholders. Suggestions must be mailed to CapitalSource Inc., 4445 Willard Avenue, 12th floor, Chevy Chase, Maryland 20815, Attn: Chief Legal Officer. The manner in which director nominee candidates suggested in accordance with this policy are evaluated shall not differ from the manner in which candidates recommended by other sources are evaluated.
      The Nominating and Corporate Governance Committee met two times during 2005. The Nominating and Corporate Governance Committee charter is posted on our website at http://www.capitalsource.com. You may also obtain a copy of the Nominating and Corporate Governance Committee charter without charge by writing to: CapitalSource Inc., 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815, Attn: Chief Legal Officer.
Corporate Governance
      We are dedicated to establishing and maintaining high standards of corporate governance. Our executive officers and the members of our Board have worked together to construct a comprehensive set of corporate governance initiatives that we believe will serve the long-term interests of our stockholders and employees. As discussed in more detail below, we believe our corporate governance initiatives comply fully with the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC adopted thereunder, as well as the corporate governance listing standards adopted by the NYSE and approved by the SEC. On an ongoing basis, our Board will continue to evaluate, and improve upon as appropriate, our corporate governance principles and policies.
Independent Directors
      The NYSE’s corporate governance listing standards include a requirement that a majority of directors of NYSE-listed companies be “independent.” For a director to be “independent” under these rules, the Board must affirmatively determine that the director has no material relationship with us, either directly or as a partner, stockholder, or officer of an organization that has a relationship with us. In addition, the NYSE’s rules set forth certain relationships between a director, or an immediate family member of a director, and the company which would preclude the Board from determining a director to be independent.
      To further assist the Board in evaluating the materiality of relationships for purposes of assessing the independence of incumbent directors and director nominees, the Board has adopted objective standards as permitted by the NYSE rules. The objective standards our Board has adopted do not override the NYSE’s rules on independence. A relationship that is not disqualifying under the NYSE standards will nevertheless be further evaluated against our objective standards in determining a director’s independence. Our objective standards provide that a director who served or has served as an executive officer of a charitable organization to which our contributions, excluding matching employer contributions, do not exceed 2% of that organization’s annual charitable receipts in any of the past three fiscal years may be considered independent by the Board. In addition, the objective standards provide that lending and investment transactions between us and any entity for which a director (or an immediate family member of the director) is an officer, director, member, partner, or 5% or more owner, any direct or indirect subsidiary of such entity, or any other entity in which such related entity possesses a 10% or greater equity or voting interest or otherwise controls such other entity will be deemed by the Board not to be material if:

•	such transaction was made in the ordinary course of business and on substantially the same terms as those for comparable transactions with our unrelated clients;

•	with respect to extensions of credit, we followed credit underwriting procedures that were not less stringent than those for comparable transactions with our unrelated clients;

•	the maximum amount of funds proposed to be committed does not exceed 2% of our total consolidated assets; and

•	taken together with all loans made to, or investments made in, entities in which the related entity possesses a 10% or greater equity or voting interest or otherwise controls such other entity, the aggregate amount of funds loaned to, or invested in, such entities does not exceed 5% of our total consolidated assets.
      Finally, other business relationships between us and one of our directors (or an immediate family member of the director), any entity which the director can be found to control directly or indirectly, or any other entity in which such related entity possesses a 10% or greater equity or voting interest or otherwise controls such other entity made in the ordinary course of business and on substantially the same terms as those for comparable transactions with our unrelated clients will be deemed by the Board not to be material.

      Except in the cases of Messrs. Delaney and Fish, who are Company employees, and as described below under the caption “Certain Relationships and Transactions— Transactions with Affiliates of Wachovia Capital Partners,” the Board is not aware of any relationship between us and any of our directors other than those deemed not to be material in accordance with these objective standards. Accordingly, the Board has determined that eight of the Board’s nine current non-management members, a majority of the Board, are “independent” directors for the purposes of the NYSE’s rules and our objective standards. Mr. Eubank was determined not to qualify as an independent director as a result of his positions with Wachovia Capital Partners and Wachovia Corporation affiliates of which have been significant lenders to us since our inception.
      SEC rules impose additional independence requirements for all members of the Audit Committee. These rules set forth two basic criteria. First, audit committee members are barred from accepting, directly or indirectly, any consulting, advisory or other compensatory fee from the company or its affiliate, other than in the member’s capacity as a member of the board of directors and any board committee. The second basic criterion for determining independence provides that a member of the audit committee of a listed company’s board may not be an affiliated person of the company or any subsidiary of the company apart from his or her capacity as a member of the board and any board committee. For this purpose, designees of affiliated persons are also disqualified. As noted above, Messrs. Byrnes and Lockhart and Ms. Grootwassink qualify as “independent” under these SEC rules.
      Consistent with the NYSE’s corporate governance listing standards, our Principles of Corporate Governance call for the non-management directors to meet in regularly scheduled executive sessions without management. Mr. Friedman served as the presiding director at the executive sessions held in 2005 and Mr. Lockhart has been selected by the non-management directors to serve as the presiding director at any executive sessions held in 2006 subsequent to our Annual Meeting.

Communicating with Your Board
      Interested parties, including stockholders, may communicate their concerns directly with the full Board, the presiding director or the non-management directors as a group by writing to the Board of Directors, the presiding director or the non-management directors, c/o CapitalSource Inc., 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815, Attn: Chief Legal Officer. The Company’s policy on director attendance at annual meetings and the number of directors who attended last year’s annual meeting may be found on the Company’s website at http://www.capitalsource.com.

Principles of Corporate Governance
      Our Principles of Corporate Governance address a number of topics, including:

•	director independence and qualification standards;

•	director orientation and continuing education;

•	director compensation;

•	time requirements;

•	management succession;

•	annual Board self-evaluations; and

•	financial controls and reporting.
      We have from time to time in the past made, and expect that we may from time to time in the future make, loans or invest in the equity securities of companies in which affiliates of our directors have interests. Our Audit Committee considers every transaction of this type, and none is approved without the consent of the Audit Committee.
      Our Nominating and Corporate Governance Committee will review the Principles of Corporate Governance on a regular basis, and the Board will review any proposed additions or amendments to the

Principles of Corporate Governance. The Principles of Corporate Governance are posted on our website at http://www.capitalsource.com. You may also obtain a copy of our Principles of Corporate Governance without charge by writing to: CapitalSource Inc., 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815, Attn: Chief Legal Officer.

Ethics Policy
      Our Board and Audit Committee have also adopted a Code of Business Conduct and Ethics that applies to each of our directors, officers and employees. This Code sets forth our policies and expectations on a number of topics, including:

•	compliance with laws, including insider trading compliance;

•	preservation of confidential information relating to our business and that of our clients;

•	conflicts of interest;

•	reporting of illegal or unethical behavior or concerns regarding accounting or auditing practices;

•	corporate payments;

•	corporate opportunities; and

•	the protection and proper use of our assets.
      We have established and implemented formal “whistleblower” procedures for receiving and handling complaints from employees. As discussed in the Code, we have made a telephone hotline available for reporting illegal or unethical behavior as well as questionable accounting or auditing matters and other accounting, internal accounting controls or auditing matters on a confidential, anonymous basis. Any concerns regarding accounting or auditing matters reported to this hotline are communicated directly to the Audit Committee.
      The Audit Committee reviews the Code on a regular basis, and proposes or adopts additions or amendments to the Code as appropriate. The Code is posted on our website at http://www.capitalsource.com. You may also obtain a copy of the Code without charge by writing to: CapitalSource Inc., 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815, Attn: Chief Legal Officer. Any additions or amendments to the Code, and any waivers of the Code for executive officers or directors, will be posted on the Company’s website and similarly provided without charge upon written request to this address.
Approval of Proposal 1
      The four nominees who receive the most affirmative votes will be elected as directors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” THE ELECTION OF THE FOUR NOMINEES
TO SERVE AS DIRECTORS.
      The ages as of March 1, 2006, principal occupations and business experience of the Board’s nominees and of the continuing directors are described below.
      The following have been nominated for election at the 2006 Annual Meeting for a term that ends at the 2009 Annual Meeting:
William G. Byrnes
      Mr. Byrnes, 55, has been a private investor since January 2001. From June 1999 until September 2005, Mr. Byrnes served as founder and Chairman of Pulpfree, dba BuzzMetrics. From January 2000 until April 2000, Mr. Byrnes served as interim CEO of Meditrust Corp. From June 1999 until December 2000, Mr. Byrnes was the Chairman and CEO of Inceiba, LLC, a start-up incubator. Mr. Byrnes was previously a Distinguished Teaching Professor of Finance at Georgetown University’s McDonough School of Business

from August 1988 to May 1999. Mr. Byrnes served as a Managing Director of Alex, Brown & Sons from July 1981 until February 1998. Mr. Byrnes currently serves as non-executive Vice-Chairman and Lead Independent Director of the Board of Sizeler Property Investors, a real estate investment trust, and is on the Board of Regents of Georgetown University. Mr. Byrnes has been a member of our Board since October 2003.
John K. Delaney
      Mr. Delaney, 42, a co-founder of the company, is our Chief Executive Officer and Chairman of our Board. He has been the Chief Executive Officer and has served on our Board since our inception in 2000. From inception until our reorganization as a corporation, Mr. Delaney served as one of our two Executive Managers. From 1993 until its sale to Heller Financial in 1999, Mr. Delaney was the co-founder, Chairman and Chief Executive Officer of HealthCare Financial Partners, Inc., a provider of commercial financing to small and medium-sized healthcare service companies.
Sara L. Grootwassink
      Ms. Grootwassink, 38, has served as the Chief Financial Officer of Washington Real Estate Investment Trust since May 2002, after joining the Trust in December 2001 as Managing Director, Finance and Capital Markets. From 1999 through 2001, Ms. Grootwassink served as Vice President, Finance and Investor Relations at Corporate Office Properties Trust and, previously, as Equity Analyst at Johnston, Lemon & Co. Ms. Grootwassink is a member of the Strategic Planning Committee of Washington Hospital Center and is a chartered financial analyst and a certified public accountant. Ms. Grootwassink has been a member of our Board since April 2004.
Thomas F. Steyer
      Mr. Steyer, 48, has been the Senior Managing Member and acting chief investment officer of Farallon Capital Management, L.L.C. and Farallon Partners, L.L.C. since their inception in 1986. Mr. Steyer is also a managing director of Hellman & Friedman, a San Francisco-based private investment firm. Prior to founding Farallon and joining Hellman & Friedman in 1986, Mr. Steyer worked for Goldman, Sachs & Co. and Morgan Stanley & Co. Mr. Steyer has been a member of our Board since our inception in 2000.
      The following directors are serving on the Board for a term that ends at the 2007 Annual Meeting:
Andrew B. Fremder
      Mr. Fremder, 44, is a member of and a consultant to Farallon Capital Management, L.L.C. and Farallon Partners, L.L.C. He served as a managing member and Chief Financial Officer of Farallon until February 1, 2003. Also, since April 1, 2003, he has been a co-founder, President and member of the board of directors of East Bay College Fund, a private non-profit corporation. Mr. Fremder has been a member of our Board since our inception in 2000.
Tully M. Friedman
      Mr. Friedman, 64, has served as the Chairman and Chief Executive Officer of Friedman Fleischer & Lowe, a private equity firm, since the firm was founded in 1997. From 1984 until 1997, he co-founded and served as one of two managing general partners of Hellman & Friedman, a San Francisco-based private investment firm. Mr. Friedman currently serves as a director of The Clorox Company, GeoVera Holdings Inc., Kool Smiles Holding Corp., Mattel, Inc., and Tempur-Pedic International Inc. Mr. Friedman has been a member of our Board since our inception in 2000.
Paul R. Wood
      Mr. Wood, 52, co-founded Madison Dearborn Partners, LLC, a Chicago-based private equity firm with approximately $8.0 billion of equity capital under management, and has been a Managing Director of the firm since its inception in 1993. Prior to founding Madison Dearborn Partners, LLC, Mr. Wood served as a vice president of First Chicago Venture Capital for nine years. Previously, he worked with the venture capital unit of Continental Illinois Bank from 1978 to 1983. Mr. Wood serves on the board of directors of Hines Horticulture, Inc., a producer and distributor of horticultural products. Mr. Wood has been a member of our Board since our inception in 2000.
      The following directors are serving on the Board for a term that ends at the 2008 Annual Meeting:
Frederick W. Eubank, II
      Mr. Eubank, 42, has been a Managing Partner of Wachovia Capital Partners, LLC (formerly First Union Capital Partners) since 1995. Prior to joining Wachovia Capital Partners, he worked in Wachovia’s Specialized Industries Group (formerly First Union’s Specialized Industries Group). Mr. Eubank currently serves on the board of directors of Comsys IT Partners, Inc. Mr. Eubank has been a member of our Board since our inception in 2000.
Jason M. Fish
      Mr. Fish, 48, a co-founder of the company, is our Chief Investment Officer and Vice Chairman of our Board. He was appointed Chief Investment Officer and Vice Chairman of our Board in January 2006. Previously, Mr. Fish had been our President and had served on our Board since our inception in 2000. From inception until our reorganization as a corporation, Mr. Fish also served as one of our two Executive Managers. Prior to founding CapitalSource, Mr. Fish was employed from 1990 to 2000 by Farallon Capital Management, L.L.C., serving as a managing member from 1992 to 2000. Mr. Fish was responsible for the real estate activities of and was involved in both credit and private equity investing for Farallon Capital Management, L.L.C. and Farallon Partners, L.L.C. and their affiliates. Before joining Farallon, Mr. Fish worked at Lehman Brothers Inc., where he was a Senior Vice President responsible for its financial institution investment banking coverage on the West Coast. Mr. Fish currently serves on the board of directors of Town Sports International Inc.
Timothy M. Hurd
      Mr. Hurd, 36, has been a Managing Director of Madison Dearborn Partners, LLC since 2000. From 1996 until 2000, Mr. Hurd served in various capacities at Madison Dearborn Partners, LLC. Prior to joining Madison Dearborn Partners in 1996, Mr. Hurd was a financial analyst with Goldman, Sachs & Co. Mr. Hurd has been a member of our Board since our inception in 2000.
Dennis P. Lockhart
      Mr. Lockhart, 59, has served as a professor of international business and finance at Georgetown University since August 2003. From 2001 to 2004, Mr. Lockhart was a partner of Zephyr Management, L.P., a private investment firm. Prior to joining Zephyr, Mr. Lockhart was an executive vice president and a member of the board of directors of Heller Financial, Inc. Before joining Heller Financial, Mr. Lockhart spent 16 years in a variety of corporate finance and management positions at Citicorp. Mr. Lockhart serves as a member of the audit committee of the board of directors of Tri-Valley Corporation, a company in the business of exploring, acquiring and developing petroleum and precious metals properties. Mr. Lockhart has been a member of our Board since October 2003.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006
      The Audit Committee has appointed Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for 2006. A representative of E&Y is expected to be present at the 2006 Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.
      Stockholder ratification of the appointment of E&Y as our independent registered public accounting firm is not required by our bylaws or otherwise. The Audit Committee, pursuant to its charter and the corporate governance rules of the NYSE, has sole responsibility for the appointment of the Company’s independent registered public accounting firm. However, the Board is submitting the appointment of E&Y to the stockholders for ratification as a matter of good corporate governance.
Approval of Proposal 2
      Ratification of the appointment of E&Y as the Company’s independent registered public accounting firm for 2006 requires the affirmative vote of a majority of the votes cast on the proposal at the 2006 Annual Meeting by the stockholders entitled to vote. If this appointment is not ratified, the Audit Committee may re-consider the appointment. Even if the selection is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” RATIFICATION OF THE APPOINTMENT OF
ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006.

PROPOSAL 3 — AMENDMENT AND RESTATEMENT OF THE COMPANY’S
SECOND AMENDED AND RESTATED EQUITY INCENTIVE PLAN
      We are asking our stockholders to approve an amendment and restatement of the Company’s Second Amended and Restated Equity Incentive Plan (the “Plan”). If approved by our stockholders, the amendment and restatement would result in the following material changes to the Plan:

(1) increase the total number of shares of our common stock authorized and reserved for issuance under the Plan by 19,000,000 shares from 14,000,000 shares to 33,000,000 shares;

(2) add an additional performance goal of funds from operations (“FFO”);

(3) increase the individual limits for grants of stock options to 10,000,000 shares in any three consecutive calendar years; and

(4) extend the termination date of the Plan until 2016.
      If our stockholders do not approve the amendment and restatement of the Plan, the Plan will continue in effect under the terms currently in place.
      As of February 28, 2006, there were 6,296,039 shares of our common stock subject to outstanding grants and 4,611,901 shares remained available for future grants under all our Company plans. All shares available for future grants will be carried forward as stock options; however, any shares granted other than an option or SAR subsequent to February 28, 2006 will count against the share reserve as one and one-half (1 1/2) shares for every one (1) share granted. Included in the number of shares subject to outstanding grants are 2,546,624 shares subject to options with a weighted average exercise price of $15.68 and a weighted average remaining term of 8.1 years, and 3,749,415 restricted shares. The Board believes that our Plan is an important factor in attracting and retaining the high caliber employees and other service providers essential to our success and in aligning those individuals’ long-term interests with those of our stockholders. Therefore, the Board has approved the amendment and restatement of the Plan to ensure that the Board and the Compensation Committee will be able to use the Plan to make the types of awards, and covering the number of shares, as necessary to meet these needs. The Board believes that approval of the amendment and restatement of the Plan is in the best interests of the Company and its stockholders.
      Stockholder approval of the amendment and restatement of the Plan is necessary for us to comply with NYSE stockholder approval requirements for equity compensation plans. Stockholder approval of the amendment and restatement is also required so that the Plan meets the requirements of Section 162(m) of the Internal Revenue Code, which places limitations on the deductibility of executive compensation.
      The material features of the Plan, as proposed to be amended and restated, are summarized below. The following summary does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the Plan, which is included hereto as Appendix A.
General
      Upon stockholder approval of the amendment and restatement of the Plan, the total number of shares reserved for issuance will be 33,000,000. Any shares that may be issued under the Plan to any person pursuant to an option grant and shares subject to an SAR that has been exercised will be counted against this limit as one (1) share for every one (1) share granted. Any shares that may be issued under the Plan to any person, other than pursuant to an option or SAR, will be counted against this limit as one and one-half (1 1/2) shares for every one (1) share granted. The maximum number of shares of stock that may be issued to any person in three consecutive calendar years as options or SARs is 10 million, and the maximum number shares of stock that can be issued to any person in three consecutive calendar years other than in the form of options, SARs or time-vested restricted stock is 1 million. The maximum amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one person will be $5,000,000 and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one person will be $5,000,000.

      As of February 23, 2006, the closing price of the Company’s common stock was $24.62 as reported on the New York Stock Exchange. Also as of February 23, 2006, there were 12 executive officers, 536 other employees and nine non-employee directors of the Company and its subsidiaries who were eligible to participate in the Plan. Because participation and the types of awards under the Plan are subject to the discretion of the Compensation Committee, the benefits or amounts that will be received by any participant or groups of participants if the amendment and restatement of the Plan is approved are not currently determinable.
Purpose
      The purpose of the Plan is to enable us to attract and retain highly qualified personnel who will contribute to our success and to provide incentives to employees and other service providers that are linked directly to increases in stockholder value, and will therefore inure to the benefit of all of our stockholders.
Administration
      The Plan is administered by the Compensation Committee of our Board. Subject to the terms of the Plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the Plan.
Source of Shares
      The common stock issued or to be issued under the Plan consists of authorized but unissued shares and treasury shares. If any shares covered by an award are not purchased or are forfeited, if an award is settled in cash or if an award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the Plan as one (1) share if such shares were subject to options or SARs grants, and as one and one-half (1 1/2) shares if such shares were subject to awards other than options or SARs grants, but will be deducted from the maximum individual limits described above with respect to an option or award that terminates in its year of grant.
Eligibility
      Awards may be made under the Plan to our or our affiliates’ employees, consultants and to any other individual whose participation in the Plan is determined to be in our best interests by our Board.
Amendment or Termination of the Plan
      While our Board may terminate or amend the Plan at any time, no amendment may adversely impair the rights of grantees with respect to outstanding awards. In addition, an amendment will be contingent on approval of our stockholders to the extent required by law or if the amendment would materially increase the benefits accruing to participants under the Plan, materially increase the aggregate number of shares of stock that may be issued under the Plan, or materially modify the requirements as to eligibility for participation in the Plan. Unless terminated earlier, the Plan as amended will terminate in 2016, but will continue to govern unexpired awards. Amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code (the “Code”), the rules of the NYSE or other applicable laws.
Options
      The Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Code, referred to as incentive stock options, and stock options that do not qualify as incentive stock options, referred to as non-qualified stock options.
      The exercise price of each stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If we were to grant incentive stock options to any 10% stockholder, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant. We may grant options in substitution for options held by employees of companies that we may acquire. In this case, the exercise price would be adjusted to preserve the economic value of the employee’s stock option from his or her former employer. Such options granted in substitution shall not count against the shares available for issuance under the Plan.
      The term of each stock option is fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Compensation Committee. The exercise price of an option may not be amended or modified after the grant of the option, and an option may not be surrendered in consideration of or exchanged for a grant of a new option having an exercise price below that of the option which was surrendered or exchanged.
      In general, an optionee may pay the exercise price of an option by cash, certified check, by tendering shares of our common stock (which if acquired from us have been held by the optionee for at least six months) or by means of a broker-assisted cashless exercise.
      Stock options granted under the equity incentive plan may not be sold, transferred, pledged, or assigned other than by will or under applicable laws of descent and distribution. However, we may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns.
Other Awards
      The compensation committee may also award under the Plan:

•	shares of common stock subject to restrictions;

•	common stock units, which are the conditional right to receive a share of stock in the future, subject to restrictions and to a risk of forfeiture;

•	unrestricted shares of common stock, which are shares of common stock issued at no cost or for a purchase price determined by the compensation committee which are free from any restrictions under the equity incentive plan;

•	dividend equivalent rights entitling the grantee to receive credits for dividends that would be paid if the grantee had held a specified number of shares of common stock;

•	a right to receive a number of shares or, in the discretion of the compensation committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the compensation committee; and

•	performance and annual incentive awards, ultimately payable in stock or cash, as determined by the compensation committee. The compensation committee may grant multi-year and annual incentive awards subject to achievement of specified performance goals tied to business criteria described below.
Business Criteria
      The Compensation Committee will use one or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or lending groups (except with respect to the total stockholder return and earnings per share criteria), in establishing performance goals for awards intended to comply with Section 162(m) of the Code granted to covered employees:

•	total stockholder return;

•	total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index;

•	net income;

•	pretax earnings;

•	earnings before interest expense and taxes;

•	earnings before interest expense, taxes, depreciation and amortization;

•	pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items;

•	operating margin;

•	earnings per share;

•	return on equity;

•	return on assets;

•	return on capital;

•	return on investment;

•	operating earnings;

•	working capital;

•	ratio of debt to stockholders’ equity;

•	revenue;

•	book value; and

•	funds from operations.
Adjustments for Stock Dividends and Similar Events
      The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the Plan, including the individual limitations on awards, to reflect common stock dividends, stock splits, spin-offs and other similar events.
Approval of Proposal 3
      Approval of the amendment and restatement of the Plan requires the affirmative vote of a majority of the votes cast on the proposal at the 2006 Annual Meeting by holders of our voting securities; provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal. For purposes of the vote on this proposal, abstentions will have the same effect as votes against the proposal and broker non-votes will not have any effect on the result of the vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” APPROVAL OF THE AMENDMENT AND RESTATEMENT OF
THE COMPANY’S SECOND AMENDED AND RESTATED
EQUITY INCENTIVE PLAN.

PROPOSAL 4 — AMENDMENT AND RESTATEMENT OF THE
COMPANY’S CHARTER TO ESTABLISH COMMON STOCK
AND PREFERRED STOCK OWNERSHIP LIMITS
      In connection with our election to be taxed as a real estate investment trust (“REIT”), our Board has determined that it is advisable and in the best interests of the Company and our stockholders to amend and restate our Amended and Restated Certificate of Incorporation (the “Charter”) to establish common stock and preferred stock ownership limits, similar to those adopted by most REITs, to help us to maintain our qualification as a REIT. Our Board has approved this amendment and restatement of our Charter, the form of which is attached hereto as Appendix B (the “Charter Amendment”), and has recommended that it be submitted for consideration and approval by our stockholders in accordance with Delaware law requirements. The relevant provisions of the Charter Amendment are summarized below.
Common Stock and Preferred Stock Ownership Limits
      The following description of the Charter Amendment is intended to be a summary only. This summary is qualified in its entirety by the complete text of the Charter Amendment, which is included hereto as Appendix B.
      To qualify as a REIT, no more than 50% in value of the outstanding shares of our stock may be owned directly or constructively under the applicable attribution rules of the Internal Revenue Code of 1986, as amended (the “Code”), by five or fewer individuals (as defined in the Code to include certain entities) during the last half of any taxable year after our first REIT year. In addition, our stock must be held by at least 100 persons on at least 335 days of each year (or a proportionate number of days in a short taxable year) after our first REIT year. To assist the Company in complying with these limits, the Charter Amendment provides that:

•	no person other than an “excepted holder” or a “designated investment entity” shall beneficially own common stock in excess of 9.4% (in value or number of shares, whichever is more restrictive) of our outstanding common stock;

•	no person shall beneficially own in excess of 9.4% (in value or number of shares, whichever is more restrictive) of any class or series of our preferred stock;

•	no “Designated Investment Entity” shall beneficially own in excess of 15% (in value or number of shares whichever is more restrictive) of our common stock;

•	no person shall beneficially own shares to the extent that (i) such beneficial ownership of shares would result in us being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (ii) such beneficial ownership would result in us otherwise failing to qualify as a REIT; and

•	no person shall transfer any shares if, as a result of such transfer, our shares would be owned by less than 100 stockholders (determined without reference to the rules of attribution under Section 544 of the Code).
      Mr. Delaney and certain entities and family members related to Mr. Delaney to which Mr. Delaney’s stock ownership will be attributed under the applicable ownership attribution rules are named as “Excepted Holders” in the Charter Amendment. The Charter Amendment contains a special Excepted Holder Limit that is designed to permit Mr. Delaney to own up to 12% (in value or number of shares, whichever is more restrictive) of our common stock.
      The ownership limits under the Charter Amendment are intended to assist with REIT qualification. Accordingly, the Charter Amendment requires that the Board provide waivers to the 9.4% ownership limit or the 15% Designated Investment Entity Limit for any stockholder that demonstrates (to the satisfaction of the Board in its reasonable discretion) that its ownership of stock in excess of the ownership limit will not have an adverse effect on our ability to qualify as a REIT. This mandatory waiver provision is intended to minimize the anti-takeover effects of these REIT stock ownership limits. Under this waiver provision, it is expected that upon approval of the Charter Amendment, the Board will grant a limited waiver from the 9.4% ownership limit to Farallon Capital Management, L.L.C. and its affiliates and Madison Dearborn Partners, LLC.
Approval of Proposal 4
      Approval of the Charter Amendment requires the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote at our Annual Meeting. For purposes of the vote, abstentions and broker non-votes will have the same effect as votes against the proposal. The Company has been advised that, notwithstanding approval of the Charter amendment by the requisite stockholder vote, the ownership limits may not be binding on stockholders that vote against the proposal. Accordingly, there is some risk that the ownership limit may not be fully effective in assisting the Company to maintain its REIT qualification.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” APPROVAL OF THE CHARTER AMENDMENT.
CERTAIN RELATIONSHIPS AND TRANSACTIONS
Transactions with Affiliates of Wachovia Capital Partners
      Mr. Eubank, who currently serves on our Board of Directors, is an officer of each of Wachovia Corporation and Wachovia Bank, N.A. He is also a partner of Wachovia Capital Partners, LLC. We have entered into a number of transactions with Wachovia Capital Partners, LLC and its affiliates, as described below.
      In February 2003 and April 2004, we entered into separate credit facilities with Wachovia Capital Markets, LLC (“Wachovia”) with maximum facility amounts of $100.0 million and $400.0 million, respectively. In April 2005, we combined these credit facilities into a single $500.0 million credit facility under principally the same terms as those existing prior to the combination. As of December 31, 2005, the maximum facility amount under this facility was $280.0 million. The highest amount outstanding under this facility has been $485.3 million. The facility has an unused line fee of 0.15%. As of December 31, 2005, the interest rate on this facility was 0.75% over the lender’s commercial paper rate, or 5.07%, and the outstanding balance was $134.3 million.
      In December 2005, we entered into another credit facility with Wachovia. The highest amount outstanding under this facility has been $470.0 million. This facility has an unused line fee of 0.15%. As of December 31, 2005, the interest rate on this facility was 0.75% over the lender’s commercial paper rate, or 5.07%, and the outstanding balance under the facility was $470.0 million. The facility is scheduled to mature on March 31, 2006.
      In December 2004, we entered into a $100 million term loan with Wachovia. In October 2005, we repaid the remaining outstanding balance under this agreement. Prior to October 2005, this loan was collateralized by a pledge of cash of one of our borrowers. Interest on this loan accrued at a rate equal to the 30-day London Interbank Borrowing Rate plus 0.20%.
      In March 2006, we entered into a $545 million unsecured revolving credit facility with a syndicate of lenders. Wachovia Bank, N.A. serves as administrative agent, swingline lender and issuing lender for this facility, and Wachovia served as lead arranger and sole bookrunner. Interest on amounts drawn on this facility bear interest at either (x) LIBOR plus a margin, currently 1.125%, determined based on ratings received from S&P, Moody’s & Fitch or (y) Wachovia’s prime rate plus the weighted average rate on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers and published by the Federal Reserve Bank of New York plus 1/2 of 1%. This facility is scheduled to terminate in March 2009, unless extended at our option.
      Wachovia is the counterparty on our hedging transactions required under our credit facilities and term debt. Information regarding these hedging transactions is set forth in Note 17, Derivatives and Off-Balance

Sheet Financial Instruments, in our audited consolidated financial statements for the year ended December 31, 2005. For these transactions, Wachovia earned aggregate fees of $10.9 million for the year ended December 31, 2005.
      In addition, Wachovia Capital Markets, LLC served as a managing underwriter in our offerings of common stock in October 2005 in which we sold 19,250,000 shares of common stock, and in March 2006 in which we sold 17,600,000 shares of common stock. For these transactions, Wachovia Capital Markets, LLC earned fees of $2.9 million and $2.8 million, respectively.
      In November 2000, we made a $7.5 million senior loan and a $2.5 million subordinated loan to Lakeland Finance, LLC and Lakeland Holdings, LLC, respectively, a business in which Wachovia Capital Partners, LLC owns approximately 32%. Both of these loans were repaid in December 2005. Prior to payoff, the subordinated loan accrued interest at 12.12% payable at maturity and the senior loan accrued interest at 3.5% over the LIBOR with no interest rate floor. For the year ended December 31, 2005, we recognized aggregate interest and fees related to these loans of $0.8 million. We have also made a $0.5 million equity investment in Lakeland Holdings, LLC.
      In November 2003, we committed to make a $10.5 million senior revolving loan to New Albany Surgical Hospital, LLC, a business in which Wachovia Capital Partners, LLC indirectly holds a 24% interest and over which Wachovia Capital Partners has the right to exert significant influence through its ability to designate three of seven members of the borrower’s managing member. The loan bears interest at 1.5% over the prime rate with an interest rate floor of 5.75%. As of December 31, 2005, $6.3 million was drawn under this facility. For the year ended December 31, 2005, we recognized aggregate interest and fees related to this loan of $1.0 million.
      In March 2004, we committed to make senior and revolving term loans aggregating $3.0 million to Premier Orthopaedic Surgery Center, LLC, a business in which Wachovia Capital Partners, LLC, indirectly holds an interest in excess of 10%. The loans bear interest at a weighted average rate of 9.02% over LIBOR. As of December 31, 2005, the aggregate amount drawn under these facilities was $1.6 million. For the year ended December 31, 2005, we recognized aggregate interest and fees related to these loans of $0.2 million.
      In June 2005, we committed to make senior and revolving term loans aggregating $12.0 million to Sonitrol Corporation, a business in which Wachovia Capital Partners, LLC, indirectly holds an interest in excess of 10%. The loans bear interest at a weighted average rate of 8.35% over LIBOR. As of December 31, 2005, the aggregate amount drawn under these facilities was $4.6 million. For the year ended December 31, 2005, we recognized aggregate interest and fees related to these loans of $0.2 million.
      In September 2005, we committed to make senior and revolving term loans aggregating $17.7 million to TMW Systems, Inc., a business in which Wachovia Capital Partners, LLC, indirectly holds an interest in excess of 10%. The loans bear interest at a weighted average rate of 6.0% over LIBOR. As of December 31, 2005, the aggregate amount drawn under these facilities was $15.5 million. For the year ended December 31, 2005, we recognized aggregate interest and fees related to these loans of $0.5 million.
      We participate from time to time in syndicated transactions that Wachovia Capital Markets, LLC or its affiliates, originate. In addition, Wachovia Capital Markets, LLC participates from time to time in syndicated transactions that we or our affiliates originate.
Option Grant by Officers
      In December 2002, to provide additional incentives to two of our employees, Messrs. Delaney and Fish granted us an option to purchase 105,000 shares of our common stock held by them; and, in turn, we entered into reciprocal agreements with the two employees providing for the grant of options to purchase an identical number of shares. The options we granted to the two employees vested 20% on the date of grant and vest in equal installments over the next four anniversaries of the grant date. The options we granted to the employees may be exercised at a price of $8.52 per share, and will expire in December 2012 if not previously exercised. We have agreed that we will not exercise our option from Messrs. Delaney and Fish except to acquire shares for delivery upon an exercise by one of the employees of his mirror option. Upon any exercise by us, Mr. Delaney will provide 53% of the shares and Mr. Fish will provide 47%, in each case subject to rounding.
Employment of Family Member
      We employ Nora Fish, the sister of Mr. Fish, our Chief Investment Officer and Vice Chairman of our Board, as a graphic designer. Ms. Fish’s current salary is $83,200 per year and we paid Ms. Fish $105,000 in 2005.
Shareholder Registration Rights
      Certain of our existing stockholders, including Messrs. Delaney and Fish as well as certain affiliates of Farallon Capital Management, L.L.C., and Farallon Partners, L.L.C., Madison Dearborn Partners, LLC and Wachovia Capital Partners, LLC, who collectively hold approximately 65 million shares of our common stock, are entitled to certain rights with respect to the registration of such shares under the Securities Act pursuant to a registration rights agreement that we have entered into with them. All of these shares currently are tradable, subject to compliance with applicable provisions of Rule 144 under the Securities Act, and any shares registered pursuant to the agreement would become freely tradable without restriction under the Securities Act. Under the terms of the agreement, so long as we remain eligible to register securities by means of a registration statement on Form S-3, holders of our registrable shares have the right, subject to certain limitations, to demand the registration of their shares of common stock provided that the aggregate market value of the shares of common stock to be registered equals at least $10 million. In addition, subject to the exceptions and limitations described in the agreement, the holders of registrable securities under that agreement have unlimited piggyback registration rights until August 12, 2009. During 2005, we registered approximately 49 million shares for resale in accordance with the exercise of registration rights under the agreement, including approximately 24.1 million shares held by certain affiliates of Farallon Capital Management, L.L.C. and Farallon Partners, L.L.C. approximately 17.8 million shares held by Madison Dearborn Partners, LLC and their affiliates; and approximately 5.3 million shares held by Wachovia Capital Partners, LLC.
Other Related Party Transactions
      Please see “Compensation Committee Interlocks and Insider Participation” below for a discussion, incorporated by reference herein, of additional related party transactions.
REPORT OF THE AUDIT COMMITTEE
      As discussed above, the Audit Committee serves as an independent and objective body to monitor and assess our financial reporting practices and the quality and integrity of our financial reports, including compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of the Company’s internal audit function. The Audit Committee is solely responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is also responsible for reviewing compliance with the Company’s Code of Business Conduct and Ethics and assuring appropriate disclosure of any waiver of or change in the Code for senior financial officers or the Chief Executive Officer, and for reviewing the Code on a regular basis and proposing or adopting additions or amendments to the Code as appropriate. In connection with the Code, the Audit Committee has established procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Audit Committee operates under a formal written charter that has been adopted by the Board of Directors.
      The Audit Committee members are not professional accountants or auditors, and their role is not intended to duplicate or certify the activities of management and the independent registered public accounting firm, nor can the Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Committee’s members in business, financial and accounting matters.
      During fiscal years 2005 and 2004, the Company’s independent registered public accounting firm, E&Y, rendered services to the Company for the following fees:

	2005	2004

	($ in thousands)
Audit Fees	$1,801	$1,570
Audit-Related Fees(1)	1,324	561
Tax Fees(2)	2,666	509
All Other Fees(3)	—	—

Total	$5,791	$2,640

(1)	Audit-Related Fees relate to consultation on financial accounting and reporting issues and standards, to the extent the provision of such services by the independent registered public accounting firm is not required for compliance with generally accepted auditing standards; the performance by the independent registered public accounting firm of agreed-upon procedures in connection with certain debt transactions; the audit of our 401(k) plan; and attest services that are not required by statute or regulation, such as agreed-upon procedures reports issued annually to satisfy certain debt terms.

(2)	Tax Fees relate to tax compliance, tax planning and advice. These services include tax return preparation and advice on state and local tax issues.

(3)	There were no services rendered other than those identified in the above categories.
      The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm. Under the policy, particular services or categories of services have been pre-approved, subject to a specific budget. At least annually, the Audit Committee reviews and approves the list of pre-approved services and the threshold estimates of cost of performance of each. The independent registered public accounting firm is required to provide detailed information regarding the services and an estimate of the costs of performance not less than five business days before commencing any work. Under its pre-approval policy, the Audit Committee may delegate pre-approval authority for non-audit services to one of its members. The Audit Committee has delegated this authority to Mr. Byrnes. In determining whether a service may be provided pursuant to the pre-approval policy, consideration is given to whether the proposed service would impair the independence of the independent registered public accounting firm.
      The Audit Committee has received from E&Y written disclosures regarding E&Y’s independence as set forth in Independence Standards Board Standard No. 1, adopted on an interim basis by the Public Company Accounting Oversight Board, and has discussed with E&Y its independence. The Audit Committee has considered whether the provision of non-audit services by E&Y is compatible with maintaining E&Y’s independence. The Audit Committee also has discussed with E&Y the matters required to be discussed by Statements on Auditing Standards No. 61 and No. 90, including the selection of and changes in the Company’s significant accounting policies, the basis for management’s accounting estimates, E&Y’s conclusions regarding the reasonableness of those estimates, and the disclosures included in the financial statements. The Audit Committee has reviewed and discussed the Company’s audited financial statements and management’s assessment of the effectiveness of the Company’s internal controls over financial reporting and E&Y’s audit of management’s assessment and the effectiveness of those internal controls with the internal auditors, E&Y, and management.
      The Audit Committee met with management, the Company’s internal auditors and representatives of E&Y in connection with its review of the Company’s audited financial statements for the year ended December 31, 2005. Based on such review and discussion, and based on the Audit Committee’s reviews and discussions with E&Y regarding its independence under Independence Standards Board Standard No. 1 and the matters required to be discussed under Statements on Auditing Standards No. 61 and No. 90, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K and the Board approved that recommendation.

Audit Committee

William G. Byrnes, Chairman
Sara L. Grootwassink
Dennis P. Lockhart
REPORT OF THE COMPENSATION COMMITTEE
      The Compensation Committee has the overall responsibility, power and authority to evaluate and approve the compensation of the Company’s non-employee directors and executive officers, and administer and implement the Company’s incentive compensation plans and equity-based incentive plans. The Compensation Committee is composed entirely of independent directors. Frederic W. Cook & Co., a nationally recognized compensation consulting firm, was retained by the Committee to serve as an independent advisor, and a representative of that firm generally attends Compensation Committee meetings.
      The charter of the Compensation Committee gives the Compensation Committee direct responsibility to:

•	oversee the annual evaluation of management;

•	annually review and approve corporate goals and objectives relevant to compensation of the Company’s Chief Executive Officer;

•	evaluate the performance of the Chief Executive Officer in light of those goals and objectives and, either as a committee or together with the other independent directors (as directed by the Board), determine and approve the compensation levels of the Chief Executive Officer;

•	annually review and approve the compensation of the Company’s other executive officers;

•	periodically review and make recommendations to the Board with respect to the compensation of directors;

•	administer and implement the Company’s incentive compensation plans and equity-based incentive plans; and

•	annually assess and make recommendations to the Board with respect to the desirability of proposing any new incentive-compensation plans and equity-based incentive plans and any increase in shares reserved for issuance under existing plans.
Compensation Philosophy and Overview
      The Compensation Committee strives to ensure that the Company’s compensation programs motivate and retain talented executive officers and, therefore, serve the best interests of the Company and its stockholders. The Compensation Committee’s philosophy relating to executive compensation is to attract and retain highly qualified people at salaries that are externally competitive and internally equitable, and to align the financial interests of senior management to those of our stockholders. The Compensation Committee seeks to attain the goal of aligning the interests of management with those of the stockholders by linking a substantial portion of each executive’s compensation to the achievement of financial and operational objectives and rewarding continuous improvement in the executive’s respective business as well as the Company as a whole, which contribute to long-term stockholder value.
      The Company’s cash compensation package for its executive officers consists of two components: (1) base salary, and (2) annual performance-based bonuses. The Company also provides stock based equity incentive grants to its executive officers as a means to encourage key employees to remain with the Company and promote ownership in the Company. Furthermore, stock based equity grants reinforce a long-term interest in the Company’s overall performance and provide incentives to those executive officers to manage with a view toward maximizing long-term stockholder value. Based on its review of compensation practices at 13 commercial finance and other financial services companies similar in size to the Company, the independent consultant advised the Compensation Committee in July of 2005 that the value of each element and the overall value of the total compensation paid to the Company’s executive officers generally is positioned between the 50th and 75th percentile of total compensation paid to executive officers in this peer group. In any particular year, however, based on its assessment of Company and individual performance, the Compensation Committee is willing to provide total compensation above the 75th percentile for outstanding performance and below the median for performance that is below expectations.
      The Compensation Committee reviewed all components of the compensation of the Company’s Chief Executive Officer and four other most highly compensated officers for 2005 (collectively, the “Named Executive Officers”), including salary, bonus, equity and long-term incentive compensation.
Compensation Decisions in 2005
      During 2005, the Compensation Committee engaged its compensation consultant to conduct a detailed review of compensation levels and practices at publicly traded commercial finance and other financial services companies similar in size to the Company. The Compensation Committee carefully considered the results of this review, as well as the factors described above, in determining executive compensation.
      In making compensation decisions for executives in 2005, the Compensation Committee considered each executive’s role, responsibilities and performance during the past year. Compensation decisions were also based on factors relating to the Company’s and business group’s performance, including earnings, return on assets and return on equity. In addition, with respect to the executive officers other than Mr. Delaney, the Committee considered Mr. Delaney’s recommendations for individual compensation. Generally, no one or more of these factors was given more weight than any other, except that equity return for stockholders was a significant factor in the Compensation Committee’s decisions regarding financial performance.
      The Compensation Committee believes that the Company’s performance was strong in 2005, and awarded compensation accordingly. In determining compensation levels, the Compensation Committee considered the compensation consultant’s advice as to whether the amounts and types of compensation to be awarded were appropriate to support the Company’s business objectives and reasonable in relation to market practice.
      The amount and components of and base for Mr. Delaney’s compensation are discussed below under the heading “Chief Executive Officer Compensation.”
Base Salaries
      Base salaries are set at a level to help attract and retain management talent. In the Compensation Committee’s view, however, executive incentive bonuses should be a significant portion of overall compensation, and therefore the Compensation Committee focused more on total compensation than on base salaries. The Named Executive Officers are parties to employment agreements that establish minimum salaries. As discussed above, in establishing 2005 salaries for executive officers, the Compensation Committee also considered the Company’s performance, individual performance and experience, and, for all executives other than Mr. Delaney, Mr. Delaney’s recommendations. The most important factor was the Compensation Committee members’ business judgment about the appropriate level of salary to retain and motivate individual executives. The salary levels for the Named Executive Officers were established in accordance with employment agreements with the executives, which are discussed below under the heading “Employment Agreements,” and are set forth in the Summary Compensation Table below.
Annual Performance-Based Bonuses
      The Compensation Committee believes that annual bonuses motivate executives and reward them for good performance. The Compensation Committee retains complete discretion as to determination of bonus amounts. The performance bonuses for 2005 for the Company’s senior executives were based on individual and Company performance, as measured by the criteria discussed above, with both individual and Company performance given roughly equal weight, except that equity return for stockholders was a significant factor in the Compensation Committee’s decisions. For the executive officers other than Mr. Delaney, in determining 2005 bonus amounts, the Compensation Committee considered Mr. Delaney’s recommendations. The pre-tax values of the bonuses awarded to the Named Executive Officers, which were paid in cash, are set forth in the Summary Compensation Table below.
Equity Incentives
      The Compensation Committee believes that equity incentive grants such as shares of restricted stock provide meaningful long-term incentives that are directly related to the enhancement of stockholder value. The Compensation Committee also believes these grants are effective for employee retention.
      Under the Company’s Second Amended and Restated Equity Incentive Plan, the Compensation Committee is authorized to determine the vesting schedule with respect to each grant in a manner intended to facilitate executive retention and, accordingly, the vesting schedules may differ among grants in the discretion of the Compensation Committee. In 2005, the Compensation Committee made grants of restricted stock to each executive officer other than Mr. Delaney. The number of shares granted to each individual was determined subjectively based on a number of factors, including each individual’s existing investment in our stock, the performance of our stock price, the individual’s degree of responsibility, the general level of Company performance, the individual’s ability to affect future Company performance, salary level and recent noteworthy achievements. No one or more of these factors was given more weight than any other, and Company performance and individual performance generally were given roughly the same amount of weight in determining the appropriate size of each particular restricted stock grant.
Chief Executive Officer Compensation
      The Compensation Committee believes that the Company’s growth and financial performance reflect innovation, leadership and strategic guidance of its Chief Executive Officer, Mr. Delaney. The Compensation Committee believes that Mr. Delaney’s continued direction will contribute significantly to the Company’s long-term value for its stockholders.
      Compensation for Mr. Delaney is established pursuant to the terms of his employment agreement. This agreement, which was entered into in 2000, provides that he will be paid a base salary initially set at $400,000, subject to annual review and increase by the Compensation Committee. Mr. Delaney’s salary was not increased for 2005. As a founder of the Company, Mr. Delaney holds a substantial amount of our common stock, and he purchased an additional 75,000 shares in our October public offering. As a result of his significant stock ownership and his receipt of his ratable portions of the special $2.50 per share dividend paid in January 2006 in connection with our REIT election, and in light of the Company’s performance relative to its financial performance targets for 2005, as well as the fact the Mr. Delaney, and Mr. Fish, are discussing with the compensation committee possible new terms for their employment agreements, Mr. Delaney requested that he not be awarded a cash bonus for 2005. Such new terms could include a large option or other equity incentive grant.
Deductibility of Executive Compensation
      Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid to the Company’s Named Executive Officers for any fiscal year. However, Section 162(m) exempts qualifying performance-based compensation from the deduction limit if specified requirements are met. The Compensation Committee has structured, and intends to continue to structure, performance-based compensation, including annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies those requirements. Nevertheless, the Compensation Committee reserves the authority to award non-deductible compensation in circumstances as it deems appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m)

and the regulations issued thereunder, no assurance can be given, notwithstanding our efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.
Conclusion
      Based on its review, the Compensation Committee finds the total compensation of the Company’s Named Executive Officers in the aggregate to be reasonable and not excessive. It should be noted that when the Compensation Committee considers any component of the Named Executive Officers’ total compensation, the aggregate amounts and mix of all the components, including accumulated (realized and unrealized) stock gains related to equity compensation grants, are taken into consideration in the Compensation Committee’s decisions.

COMPENSATION COMMITTEE

Tully M. Friedman, Chairman
Timothy M. Hurd
Thomas F. Steyer
Compensation Committee Interlocks and Insider Participation
      The Compensation Committee during fiscal year 2005 was composed of Tully M. Friedman, who is the Chairman, Timothy M. Hurd and Thomas F. Steyer. No member of the Compensation Committee was an officer or employee of the Company or any subsidiary of the Company during fiscal year 2005. There are no interlock relationships as defined in the applicable SEC rules.
      Described below are certain transactions we have entered into with entities affiliated with members of the Compensation Committee and, in some cases, other members of our Board and holders of 5% or more of our common stock:
Loans to or Investments Made in Portfolio Companies of Affiliates of Our Directors
      We have from time to time in the past made, and expect that we may from time to time in the future make, loans or investments in the equity securities of companies in which affiliates of our directors have interests. Under our Principles of Corporate Governance, our Board is charged with considering these types of transactions and none will be approved without the prior consent of all disinterested directors. Each of our related party loans has been, and will continue to be, subject to the same due diligence, underwriting and rating standards as the loans that we make to unrelated third parties.
      Mr. Fremder, a director of the Company, is a member of and consultant to Farallon Capital Management, L.L.C. and Farallon Partners, L.L.C. Mr. Steyer, a director of the Company, is the Senior Managing Member and acting chief investment officer of Farallon Capital Management, L.L.C. and Farallon Partners, L.L.C. Messrs. Hurd and Wood, directors of the Company, are Managing Directors of Madison Dearborn Partners, LLC. Messrs. Hurd and Steyer are members of the Compensation Committee.
      We have entered into the following transactions with the consent of our disinterested Board members:

•	In January 2002, we committed to lend $15.0 million to Gardenburger, Inc. Affiliates of Farallon Partners, L.L.C. and Farallon Capital Management, L.L.C. hold significant equity positions in Gardenburger, Inc. From April 2000 until June 30, 2003 pursuant to a contractual relationship, Mr. Fish had primary investment management responsibility on behalf of the affiliates of Farallon Partners, L.L.C. and Farallon Capital Management, L.L.C. with respect to their investment in Gardenburger, Inc. Mr. Fish no longer has any investment management responsibility on behalf of affiliates of Farallon; however, Mr. Fish has retained a vested financial interest in Farallon’s Gardenburger, Inc. investment. The revolving loan bore interest at 2.5% over the prime rate with an interest rate floor of 8%, and the term loan bore interest at 4.5% over the prime rate with an interest rate floor of 10%. For the year ended December 31, 2005, we recognized interest and fees related to this loan of approximately $1.0 million. In November 2005, Gardenburger, Inc. repaid its loan in full.

•	In April 2002, we entered into a $45.0 million revolving credit facility with Correctional Medical Services, Inc., formerly known as Spectrum Healthcare of Delaware and its subsidiaries, a company in which affiliates of Madison Dearborn Partners, LLC own a significant equity interest. In September 2004, we increased the revolving credit facility to $50.0 million and entered into two term loans totaling $70.0 million. In November 2005, we increased the revolving credit facility to $60 million. The revolving credit facility bears interest at 2.25% over the prime rate and the term loans bear interest at 3.75% and 4.5% over the 30-day LIBOR rate. As of December 31, 2005, approximately $7.6 million was outstanding under the revolving credit facility and the two term loans, which was net of $51.6 million syndicated to third parties. For the year ended December 31, 2005, we recognized interest and fees related to these facilities of $1.5 million.

•	In July 2002, we loaned $6.0 million to Multivend LLC, an entity owned by Alpine Investors, L.P. Our director, Mr. Steyer, the Senior Managing Member of Farallon Capital Management, L.L.C. and Farallon Partners, L.L.C., is a significant investor in Alpine and sits on its investment committee. The loan bears interest at 3.5% over the prime rate with an interest rate floor of 11.5%. As of December 31, 2005, the amount drawn under the loan was approximately $3.8 million. For the year ended December 31, 2005, we recognized interest and fees related to this loan of $0.4 million.

•	In June 2003, we entered into a $11.0 million revolving credit facility with RedEnvelope, Inc., a company in which affiliates of Madison Dearborn Partners, Inc. own a significant interest. As of December 31, 2005, the facility bore interest at an effective interest rate of 13.25%. As of December 31, 2005, no amounts were drawn under the facility. For the year ended December 31, 2005, we recognized interest and fees related to this loan of $0.1 million.

•	In September 2004, we entered into a $60.0 million term loan and a $5.0 million revolver with MIP Group Ltd., a company in which Hellman & Freidman, of which Mr. Steyer is a Managing Director, owns a significant interest. The revolving credit facility bears interest at 1.35% over the prime rate and the term loan bears interest at 3.25% over the prime rate. As of December 31, 2005, approximately $44.3 million was outstanding under the term loan, which was net of $9.5 million syndicated to third parties, and no amounts were drawn under the facility. For the year ended December 31, 2005, we recognized interest and fees related to these facilities of $5.4 million.

•	In July 2005, we entered into a $10.0 million credit facility and two term loans totaling $60.0 million with DoubleClick Inc., a company in which affiliates of Farallon Capital Management, L.L.C. and Hellman & Friedman, of which Mr. Steyer is a Managing Director, own a significant interest. The revolving credit facility bears interest at 3.0% over the prime rate and the term loans bear interest at 4.0% and 6.75% over the 30-day LIBOR rate. As of December 31, 2005, approximately $6.0 million was outstanding under the term loans and no amounts were drawn under the facility. The term loans were paid off in February 2006. For the year ended December 31, 2005, we recognized interest and fees related to these facilities of $0.3 million.

•	In August 2004, we entered into two term loans totaling $22.7 million with ABG 45 Hotel LLC, a company in which affiliates of Farallon Capital Management, L.L.C. own a significant interest. The term loans bear interest at 3.5% over the 30-day LIBOR rate. As of December 31, 2005, approximately $17.3 million was outstanding under the term loans. For the year ended December 31, 2005, we recognized interest and fees related to these facilities of $1.7 million.

•	In September 2002, we entered into a term loan totaling $5.0 million with Crown Indiana Associates LP, a company in which affiliates of Farallon Capital Management, L.L.C. own a significant interest. The term loan bears interest at 3.25% over the prime rate with a floor of 13.0%. As of December 31, 2005, $5.0 million was outstanding under the term loan. For the year ended December 31, 2005, we recognized interest and fees related to this facility of $0.7 million.

•	In January 2006, we entered in a term loan and a revolver for a total commitment of $40.0 million with Flatiron Re, a company in which affiliates of Farallon Capital Management, L.L.C. own a significant interest. The term loan bears interest at 4.25% over the 3-month LIBOR rate and the revolver, when funded, will have an interest rate based on the prime rate. In addition, we also provided a $10 million commitment to fund equity of which $6.1 million was outstanding as of December 31, 2005.

•	In February 2006, we entered into a $29.3 million term loan with Gartrell Holdings I, LLC, a company in which affiliates of Farallon Capital Management, L.L.C. own a significant interest. The term loan bears interest at 2.75% over the 30-day LIBOR rate.
Co-lending Transaction With Farallon Capital

•	On December 28, 2001, for an aggregate purchase price of approximately $9.8 million, affiliates of Farallon Partners, L.L.C. and Farallon Capital Management, L.L.C. purchased from us a loan obligation owing from HealthStar, Inc. totaling $9.75 million and Series A Preferred Stock and warrants to purchase shares of Class A Common Stock, in each case, originally issued by HealthStar. Since December 28, 2001, we and affiliates of Farallon Partners, L.L.C. and Farallon Capital Management, L.L.C. have been co-lenders to HealthStar pursuant to a revolving credit, term loan and acquisition loan agreement under which we are the administrative agent and collateral agent. The term loan bore interest at the prime rate plus 3.5% with a floor of 11%. We did not record any gain or loss as a result of this sale. On March 3, 2005, we and our co-lenders (including the affiliates of Farallon Partners, L.L.C. and Farallon Capital Management, L.L.C.) amended the HealthStar loan documentation. In connection with such amendments, we and the Farallon affiliates agreed to purchase $107,293 and $50,607, respectively, of Series C Preferred Stock from HealthStar Communications, Inc., HealthStar’s direct parent. In March 2005, we entered into a revolving credit facility and a term loan with HealthStar totaling $68.3 million. The revolving credit facility bears interest at 2.0% over the prime rate and the term loans bear interest at 3.5% over the prime rate with a floor of 11.0%. As of December 31, 2005, approximately $71.2 million was outstanding under the revolving credit facility and the term loan, of which $32.4 million was syndicated to third parties. For the year ended December 31, 2005, we recognized interest and fees related to these facilities of $5.9 million.

COMPARISON OF STOCKHOLDER RETURN
      The following graph compares the performance of the Company’s common stock during the period beginning on August 7, 2003, the date of our initial public offering, to December 31, 2005 with the S&P 500 Index and the S&P 500 Financials Index. The graph depicts the results of investing $100 in the Company’s common stock, the S&P 500 Index, and the S&P 500 Financials Index at closing prices on August 7, 2003, assuming all dividends were reinvested. Historical stock performance during this period may not be indicative of future stock performance.

	Base	Year Ended
	Period
Company Index	8/7/03	12/31/03	12/31/04	12/31/05

CapitalSource Inc.	100	119.12	141.04	135.95
S&P 500 Index	100	115.03	127.54	133.81
S&P 500 Financial Index	100	113.5	125.87	134.02

SUMMARY COMPENSATION TABLE
      The following table sets forth the total compensation paid or accrued during the years ended December 31, 2005, 2004 and 2003 for John K. Delaney, our Chief Executive Officer, and each of our four other Named Executive Officers for services rendered to us in all capacities.

	Annual Compensation					Long-Term Compensation
						Awards
				Other
				Annual		Restricted		Securities	All Other
		Salary		Compen-		Stock		Underlying	Compensation
Name and Principal Position	Year	($)	Bonus($)	sation($)		Award(s)($)		Options(#)	($)(1)

John K. Delaney	2005	400,000	—	—		—		—	4,400
Chairman and Chief Executive	2004	400,000	2,265,000	—		—		—	4,400
Officer	2003	400,000	2,000,000	—		—		—	4,400
Dean C. Graham	2005	350,000	1,140,000	—		6,855,550	(2)	—	—
President — Chief Operating Officer	2004	318,270	775,000	—		—		—	—
	2003	309,000	575,000	—		1,050,000	(3)	—	—
Michael C. Szwajkowski	2005	350,000	890,000	73,536	(4)	4,569,500	(5)	—	—
President — Structured Finance	2004	318,270	775,000	74,051	(4)	—		—	—
Business	2003	309,000	575,000	61,479	(4)	1,050,000	(3)	—	—
Thomas A. Fink	2005	327,818	875,000	—		4,638,000	(6)	—	—
Chief Financial Officer	2004	318,270	550,000	—		—		10,000	—
	2003	200,000	200,000	—		465,500	(7)	50,000	—
James J. Pieczynski	2005	226,000	830,000	—		3,478,000	(8)	—	—
Co-President, Health and Specialty	2004	226,000	500,000	—		—		—	—
Finance Business	2003	209,960	240,000	—		818,000	(9)	—	—

(1)	Consists of annual premiums for life insurance policies.

(2)	Represents the value of restricted stock under which the executive has the right to retain, subject to vesting, 300,000 shares of common stock. The restricted stock awards totaling 65,000 shares were granted on April 4, 2005 and 235,000 shares were granted on November 22, 2005, which vest as to: 33,000 as of the date of the grant, April 4, 2005, 41,000 shares vest on April 4, 2006, 49,000 shares vest on April 4, 2007, 57,000 shares vest on April 4, 2008, 40,000 shares vest on April 4, 2009, and 80,000 shares vest on April 4, 2010. The value set forth above is based on the closing price on the dates of grant, April 4, 2005 and November 22, 2005 of $22.75 and $22.88, respectively. The value of the restricted stock awards as of December 31, 2005 was $6,720,000, based on the closing price of our stock on December 30, 2005 of $22.40.

(3)	Represents the value of a restricted stock award under which the executive has the right to retain, subject to vesting, 50,000 shares of common stock. The restricted stock awards vest as to: 25% of the shares on the third anniversary of the grant, 25% on the fourth anniversary of the grant, and 50% on the fifth anniversary of the grant. The value set forth above is based on the closing price on the date of grant, December 5, 2003, which was $21.00. The value of the restricted stock awards for each of Messrs. Graham and Szwajkowski as of December 31, 2005 was $1,120,000, based on the closing price of our stock on December 30, 2005 of $22.40.

(4)	Includes amounts paid by the Company for rent and commuting costs.

(5)	Represents the value of restricted stock under which the executive has the right to retain, subject to vesting, 200,000 shares of common stock. The restricted stock awards totaling 50,000 shares were granted on April 4, 2005 and 150,000 shares were granted on November 22, 2005, which vest as to: 25,000 as of the date of the grant, April 4, 2005, 25,000 shares vest on April 4, 2006, 50,000 shares vest on April 4, 2007, 50,000 shares vest on April 4, 2008, and 50,000 shares vest on April 4, 2009. The value set forth above is based on the closing price on the dates of grant, April 4, 2005 and November 22, 2005 of $22.75 and $22.88, respectively. The value of the restricted stock awards as of December 31, 2005 was $4,480,000, based on the closing price of our stock on December 30, 2005 of $22.40.

(6)	Represents the value of restricted stock under which the executive has the right to retain, subject to vesting, 200,000 shares of common stock. The restricted stock awards totaling 100,000 shares were granted on April 11, 2005 and 100,000 shares were granted on November 22, 2005, which vest as to:

20,000 as of April 11, 2006, 20,000 shares vest on November 22, 2006, 20,000 shares vest on April 11, 2007, 20,000 shares vest on November 22, 2007, 20,000 shares vest on April 11, 2008, 20,000 shares vest on November 22, 2008, 20,000 shares vest on April 11, 2009, 20,000 shares vest on November 22, 2009, 20,000 shares vest on April 11, 2010, and 20,000 shares vest on November 22, 2010. The value set forth above is based on the closing price on the dates of grant, April 11, 2005 and November 22, 2005 of $23.50 and $22.88, respectively. The value of the restricted stock awards as of December 31, 2005 was $4,480,000, based on the closing price of our stock on December 30, 2005 of $22.40.

(7)	Represents the value of restricted stock under which the executive has the right to retain, subject to vesting, 50,000 shares of common stock. The restricted stock awards were granted on May 14, 2003, which vest as to: 10,000 as of the date of grant, May 14, 2003, 10,000 shares vested on May 14, 2004, 10,000 shares vested on May 14, 2005, 10,000 shares vested on May 14, 2006, and 10,000 shares vest on May 14, 2007. The value set forth above is based on the closing price on the date of grant, May 14, 2003 of $9.31. The value of the restricted stock awards as of December 31, 2005 was $1,344,000, based on the closing price of our stock on December 30, 2005 of $22.40.

(8)	Represents the value of restricted stock under which the executive has the right to retain, subject to vesting, 150,000 shares of common stock. The restricted stock awards totaling 50,000 shares were granted on February 25, 2005 and 100,000 shares were granted on November 22, 2005, which vest as to: 16,667 shares vest on November 22, 2005, 10,000 as of February 25, 2006, 16,667 shares vest on June 30, 2006, 10,000 shares vest on February 25, 2007, 16,667 shares vest on June 30, 2007, 10,000 shares vest on February 25, 2008, 16,667 shares vest on June 30, 2008, 10,000 shares vested on February 25, 2009, 16,667 shares vest on June 30, 2009, 10,000 shares vest on February 25, 2010, and 16,665 shares vest on June 30, 2010. The value set forth above is based on the closing price on the dates of grant, February 25, 2005 and November 22, 2005 of $23.00 and $22.88, respectively. The value of the restricted stock awards as of December 31, 2005 was $3,360,000, based on the closing price of our stock on December 30, 2005 of $22.40.

(9)	Represents the value of restricted stock under which the executive has the right to retain, subject to vesting, 40,000 shares of common stock. The restricted stock awards vest as to: 25% of the shares on the third anniversary of the grant, 25% on the fourth anniversary of the grant, and 50% on the fifth anniversary of the grant. The value set forth above is based on the closing price on the date of grant, December 8, 2003, which was $20.45. The value of the restricted stock awards as of December 31, 2005 was $896,000, based on the closing price of our stock on December 30, 2005 of $22.40.
Option Grants and Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities	Value of Unexercised In-
			Underlying Unexercised	the-Money
			Options/SARs at Fiscal	Options/SARs at Fiscal
			Year End	Year End (1)
			(#)	($)
	Shares Acquired on	Value Realized	Exercisable/	Exercisable/
Name	Exercise (#)	($)	Unexercisable	Unexercisable

John K. Delaney	—	—	--- /	--- /
Dean C. Graham	—	—	--- /	--- /
Michael C. Szwajkowski	—	—	--- /	--- /
Thomas A. Fink	12,000	197,280	21,727/30,473	276,560/325,176
James J. Pieczynski	—	—	26,100/6,525	380,277/95,069

(1)	Represents the difference between the exercise price and the closing price of the Company’s common stock on December 30, 2005, the last trading day of our 2005 fiscal year, of $22.40 per share.

Compensation of Non-employee Directors
      Directors of the Company who are also employees of the Company do not receive any additional compensation for serving on the Board or any of its committees.
      Non-employee directors each receive an annual fee of $7,500 for service on the Board. In addition, each non-employee director is paid $1,000 for each Board meeting they attend. Each non-employee director also receives an option to purchase 15,000 shares of our common stock upon their initial appointment or election to our Board and, on an annual basis, each non-employee director receives an additional option to purchase 1,000 shares of common stock, except that members of the Audit Committee receive an additional option to purchase 3,000 shares of common stock. The per share exercise price of all of the options granted to our non-employee directors is equal to the fair market value per share on the date the option is granted.
      Non-employee directors who serve on our audit or other committees receive compensation in addition to the compensation they receive for service on our Board. All members of our Audit Committee, other than the chairperson, receive an additional $20,000 per year for service on the committee. The chairperson receives an additional $44,000 per year. All Audit Committee members also receive an additional $2,000 for each Audit Committee meeting they attend.
      All members of any other committee of our Board, other than the chairperson of a committee, receive $5,000 per year for each committee on which they serve. The chairperson of each other committee receives $7,500 per year. All committee members also receive an additional $1,000 for each committee meeting they attend.
      Non-employee directors may receive their fees in the form of stock options instead of cash or are eligible pursuant to our deferred compensation plan to elect to defer payment of their fees into the form of common stock units instead of cash. A stock unit is an unfunded right to receive one share of our common stock at a future date. Stock units will be credited with dividend equivalents in the form of additional stock units if we pay a dividend. If a non-employee director elects to receive his annual fees as common stock units, these fees will be converted on a dollar-for-dollar basis into stock units payable in the form of common stock at the earlier of termination of board of director service or the date elected by the director. For purposes of determining the number of common stock units a director will receive, the amount of fees to be deferred will be divided by the closing market price of our common stock on the date otherwise scheduled for the payment of such fees. If a non-employee director elects to receive his annual fees as stock options instead of common stock units, such fees will be converted into options exercisable for three times the number of shares of common stock as would have been received had the director elected to receive such fees in common stock units. The options would have an exercise price equal to the fair market value on the grant date, a ten-year term and be fully vested.
Employment Agreements
John K. Delaney
      Prior to our initial public offering, we entered into an employment agreement with Mr. Delaney. The agreement provides for a term expiring on June 28, 2005 and automatically renews for successive one-year terms unless either party to the agreement provides 90 days’ notice to the other party that they do not wish to renew the agreement. During the term of the agreement, Mr. Delaney is paid a base salary of $400,000 which is subject to review and increase, but not decrease, by our Board at least annually.
      During the term of the agreement, the employment of Mr. Delaney may only be terminated upon the occurrence of any of the following:

•	mutual agreement of the executive and us;

•	resignation of the executive;

•	death of the executive; or

•	our termination of the executive for “cause.”

      In each agreement, “cause” is defined as:

•	a conviction of or plea of nolo contendere to a felony (other than a traffic violation) or the commission of any other crime involving dishonesty, disloyalty or fraud with respect to CapitalSource;

•	repeatedly reporting to work under the influence of alcohol to the extent that he is unable to perform his duties or other repeated conduct bringing CapitalSource into disgrace or disrepute;

•	using illegal drugs;

•	substantial, intentional and repeated failures to perform the legal and ethical directives of the Board;

•	gross negligence or intentional misconduct with respect to CapitalSource;

•	intentional and material breach of his employment agreement;

•	becoming subject to a disability that prevents him from reasonably performing his duties for a period of time; or

•	failure of CapitalSource to meet specified financial covenants.
      If Mr. Delaney’s employment is terminated with his consent or otherwise pursuant to the terms of the agreement, he will not be entitled to any further compensation from us other than any salary that has accrued, but not been paid, prior to the date of his termination.
      The employment agreement contains non-compete and non-solicitation provisions. Mr. Delaney has agreed that through the end of the applicable period (generally the later of 18 months after termination of his employment or 18 months after the end of the period that he is being paid base salary under the employment agreement), Mr. Delaney will not in the United States except on our behalf or with our prior written consent, own any interest in, participate in the ownership or management of, or be compensated by, or consult for any competing business, or engage in or provide any services to any competing business. A competing business is generally defined as any business engaged in our business, including, without limitation, any broad-based commercial finance business. However, Mr. Delaney is not prohibited from owning a five percent or less interest in a publicly traded competing business, and following his termination of employment a competing business does not include any business if at least 67% of the aggregate asset value of the business consists of loans to and investments in companies in the real estate industry.
      In addition, Mr. Delaney has agreed that through the end of the applicable period (generally the later of 18 months after termination of his employment or 18 months after the end of the period that he is being paid base salary under the employment agreement), Mr. Delaney will not, either directly or indirectly, on his own behalf or in the service or on behalf of others, solicit, divert or hire, or attempt to solicit, divert or hire, any person who is our full-time employee or an employee of one of our subsidiaries. Mr. Delaney has further agreed that through the applicable period he will not hire any full-time employee for his business unless the employee’s employment with us and our subsidiaries has been terminated for at least six months.
Dean C. Graham and Michael C. Szwajkowski
      We also entered into an employment agreement dated April 4, 2005 with Mr. Graham and an employment agreement dated April 22, 2005 with Mr. Szwajkowski. Each of the agreements was amended in November 2005; references in this discussion give effect to these amendments. Under these agreements, which are substantially similar to each other, each of the executives bears the title of President of his respective lending business, although since the date hereof, Mr. Graham has assumed the title of President and Chief Operating Officer of the Company. The agreement with Mr. Graham provides for an initial term expiring on April 4, 2010, and the agreement with Mr. Szwajkowski provides for an initial term expiring on April 22, 2009. On the fourth anniversary of the agreement with Mr. Graham, on the third anniversary of the agreement with Mr. Szwajkowski, and on each subsequent anniversary, an additional consecutive one-year period will be automatically added to the remaining term, so that the one year remaining will automatically be extended to two years, unless any of the parties to the agreement provides 60 days’ written notice to the other party that it does not wish to renew the agreement. The term is automatically extended upon a “change in control” to the end of the 24-month period following such “change in control” if, on the date thereof, the remaining term is less than 24 months. During the term of the agreement, each executive is paid a base salary of $350,000, which is subject to review and increase, but not decrease, by the Company’s Board at least annually, and an annual bonus, in an amount to be determined reasonably and in good faith based upon the Company’s performance, the executive’s performance, and the performance of his respective lending business. The annual bonus will be at least two times base salary after a “change in control.”
      Mr. Graham’s agreement also provided for restricted stock grants of an aggregate of 235,000 shares. The restricted stock vested with respect to 20% of the shares on the date of the grant and will vest as to the remaining shares on each of the first, second, third and fourth anniversaries of the date of the grant. Mr. Szwajkowski’s agreement also provided for a restricted stock grant of an aggregate of 150,000 shares. Mr. Szwajkowski’s restricted stock vested with respect to 50% of the shares on the date of the grant and will vest as to the remaining shares on the first anniversary of the date of the grant.
      Upon a “change in control,” the value of all unvested restricted stock, the value of any unvested stock options (calculated based on the spread of the market price of a share of the Company’s common stock immediately prior to the announcement of the “change in control” over the option exercise price) and the value of any other equity-related awards which may have been granted to each executive will be paid on the earlier of the first anniversary of the “change in control” if he is still employed by the Company as of that anniversary date or the date of the termination of his employment unless employment is terminated by the Company for “cause” or by the executive without “good reason.” In Mr. Graham’s case, if the “change in control” involves either of two specified parties and, in the case of one of the parties, in certain particular circumstances following the “change in control,” all restricted stock held by or credited to Mr. Graham (including unvested restricted stock) will immediately be granted, vest and, if applicable, become exercisable.
      The employment agreements contain non-compete and non-solicitation provisions. Each of the executives has agreed that for six months after the earlier of the expiration of the term of the agreement (as extended, if applicable) or the executive’s date of termination the executive will not: (i) solicit or hire any person employed by the Company or who was employed by the Company within 180 days prior to such solicitation or hiring (unless that person was discharged by the Company without cause); (ii) solicit any client or customer of the Company or any person who was a client or customer of the Company within 180 days prior to such solicitation; (iii) own an interest in any entity that competes with any business engaged in by the Company; (iv) prior to a “change in control,” provide services to any entity that competes with any business engaged in by the Company; or (v) provide services to an entity which are competitive with the Company and substantially similar to those previously provided by the executive to the Company. The employment agreements also contain non-disclosure provisions requiring each executive to not use, disclose, or transfer any of the Company’s confidential information either during or after employment.
      If the executive’s employment is terminated by his death, the Company will pay a cash lump sum equal to one year’s base salary, all outstanding equity awards will immediately vest and all equity awards remaining to be granted under the terms of the employment agreement will be immediately granted and will immediately vest. Any payments by the Company shall be reduced by the amount of any payments to the executive’s beneficiaries or estate paid on account of any life insurance plan or policy provided by the Company for the benefit of the executive.
      The Company may also terminate the executive’s employment upon disability of the executive, for “cause” or without “cause.” The executive may terminate his employment with or without “good reason.”
      If the Company terminates the executive’s employment upon his disability, the Company will pay base salary through the date of termination, all outstanding equity awards will immediately vest and all equity awards remaining to be granted under the terms of the employment agreement will be immediately granted and will immediately vest.
      If the Company terminates the executive’s employment for “cause” or he terminates it without “good reason,” the Company will pay base salary through the date of termination. All unvested shares of restricted stock previously granted and any shares of stock remaining to be granted under the terms of the employment agreement on or after the date of termination shall be forfeited by the executive. In addition, if the executive voluntarily terminates his employment without “good reason” after a “change in control,” the Company shall: (i) continue to pay the executive his base salary in effect on his date of termination (without giving any effect to reductions thereto after a “change in control”) during the period during which the non-compete and non-solicitation provisions apply; and (ii) immediately pay the executive in a cash lump sum an amount equal to a pro rata portion of the minimum cash bonus required to be paid by the Company for the year of his termination.
      If the Company terminates the executive’s employment without “cause” or he terminates it for “good reason,” the Company will immediately grant all equity awards remaining to be granted under the terms of the employment agreement, pay base salary through the date of termination, pay a cash lump sum equal to a pro rata portion of the average of the annual bonuses paid to the executive in the previous two calendar years, and pay a cash lump sum equal to the greater of (i) two times the sum of the base salary and the average of the annual bonuses paid to the executive in the previous two calendar years and (ii) $1.8 million. In addition, all of the executive’s restricted stock will immediately vest and, if applicable, become exercisable, and the executive and his covered dependents will continue to receive medical, dental, hospitalization and life insurance coverage for 24 months or the remaining term of the agreement at the time of termination, whichever is greater.
      If the executive’s employment is terminated within two years after a “change in control” by the Company (other than for “cause” or disability) or by the executive for “good reason,” he will receive the amounts described in the preceding paragraph, except that, in lieu of the cash lump sum payment of at least $1.8 million described in the preceding paragraph, he will receive a cash lump sum equal to three times the sum of (i) the executive’s base salary and (ii) the greater of the average of the annual bonuses paid to the executive in the previous two calendar years and the minimum cash bonus required to be paid to the executive for the year of his termination. In addition, the executive and his covered dependents will continue to receive medical, dental, hospitalization and life insurance coverage for 36 months or the remaining term of the agreement at the time of termination, whichever is greater.
      Subject to certain conditions, the Company will make a gross-up payment to cover any excise tax imposed on the executive by Section 4999 of the Code and any interest and penalties incurred with respect thereto resulting from any action or inaction by the Company. In addition, the Company and the executives have agreed to amend the agreements to the minimum extent necessary to avoid any excise tax imposed by Section 409A of the Code.
      In each agreement, “cause” is limited to the following events: (i) the executive’s conviction of, or plea of nolo contendere to, a felony (other than in connection with a traffic violation) under any state or federal law; (ii) the executive’s willful and continued failure to substantially perform his essential job functions under the agreement after receipt of written notice from the Company that specifically identifies the manner in which the executive has substantially failed to perform his essential job functions and specifying the manner in which the executive may substantially perform his essential job functions in the future; (iii) a material act of fraud or willful and material misconduct with respect, in each case, to the Company, by the executive; (iv) a willful and material breach of the clause in the agreement governing the place of performance or the clauses in the agreement described in clauses (iii) — (iv) in the paragraph above regarding the non-compete and non-solicitation provisions; or (v) the hiring of any person who was an employee of the Company within 180 days prior to such hiring, other than to perform services for the benefit of the Company. For purposes of this provision, no act or failure to act, on the part of the executive, shall be considered “willful” unless it is done, or omitted to be done, by the executive in bad faith or without reasonable belief that the executive’s action or omission was in the best interests of the Company. Anything in the agreement to the contrary notwithstanding, the executive shall not be terminated for “cause” under the agreement unless (A) written notice stating the basis for the termination is provided to the executive, (B) as to clauses (ii), (iii) or (iv) of this paragraph, he is given 30 days to cure the neglect or conduct that is the basis of such claim (it being understood that any errors in expense reimbursement may be cured by repayment), (C) if he fails to cure such neglect or conduct, the executive has an opportunity to be heard with counsel of his choosing before the full

Board prior to any vote regarding the existence of “cause” and (D) there is a vote of a majority of the members of the Board to terminate him for “cause.”
      In each agreement, “change in control” is defined as the occurrence of one or more of the following events: (i) any “person” or “group” is or becomes a “beneficial owner” of more than 30% of the Voting Stock of the Company; (ii) the majority of the Board consists of individuals other than Incumbent Directors, which term means the members of the Board on the effective date of the agreement; provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director; (iii) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets; (iv) the Company transfers all or substantially all of its assets or business (unless the stockholders of the Company immediately prior to such transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company, all of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of the Company); or (v) any merger, reorganization, consolidation or similar transaction unless, immediately after consummation of such transaction, the stockholders of the Company immediately prior to the transaction hold, directly or indirectly, more than 50% of the Voting Stock of the Company or the Company’s ultimate parent company if the Company is a subsidiary of another corporation (there being excluded from the number of shares held by such stockholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company). For purposes of the “change in control” definition, the “Company” shall include any entity that succeeds to all or substantially all of the business of the Company and “Voting Stock” shall mean securities of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.
      In each agreement, “good reason” is defined as, unless otherwise agreed to in writing by the executive: (i) any diminution or adverse change prior to a “change in control” in the executive’s title; (ii) reduction in the executive’s base salary or, after a “change in control,” the annual bonus payable to the executive; (iii) prior to a “change in control” a requirement that the executive report to someone other than the Company’s Chief Executive Officer and, in a dual reporting role, President (provided, however that executive acknowledges and agrees that during the term of the agreement (as extended, if applicable) an increasing amount of the day-to-day supervision of his work may be undertaken by the President); (iv) a material diminution in the executive’s authority, responsibilities or duties or material interference with the executive’s carrying out his duties; (v) the assignment of duties inconsistent with the executive’s position or status with the Company as of the date hereof; (vi) a relocation of the executive’s primary place of employment to a location more than 25 miles further from the executive’s primary residence than the current location of the Company’s offices; (vii) any other material breach of the terms of the agreement or any other agreement that breach is not cured within ten days after the executive’s delivery of a written notice of such breach to the Company; (viii) any purported termination of the executive’s employment by the Company that is not effected in accordance with the applicable provisions of the agreement; (ix) the failure of the Company to obtain the assumption in writing of its obligations under the agreement by any successor to all or substantially all of the assets of the Company within 15 days after a merger, consolidation, sale or similar transaction; or (x) the delivery of a notice by the Company that it is electing not to extend the term of employment under the agreement at any time up to and including April 4, 2023. In order to invoke a termination for “good reason,” the executive must terminate his employment, if at all, within 30 days of the occurrence of any event of “good reason.” Notwithstanding anything to the contrary in the agreement, (A) “good reason” shall not, by itself, include removal of the executive’s authority and/or responsibility for any aspect of loan management, and (B) after a “change in control,” “good reason” shall not, by itself, include (i) the removal of the executive from the Company’s Credit Committee; (ii) the assignment to the executive of a different title that is, within the organization of the successor entity, equivalent to the executive’s title with the Company immediately prior to the “change in control;” or (iii) requiring the executive to report to the person within a successor entity with management authority for the executive’s business unit.

Thomas A. Fink
      On November 22, 2005, we entered into an employment agreement with Thomas A. Fink, our Senior Vice President and Chief Financial Officer. The agreement provides for an initial three-year term, with automatic extensions for successive one-year periods thereafter unless either party to the agreement provides 60 days’ written notice to the other party that it does not wish to renew the agreement. The term will be automatically extended upon a “change in control” to the end of the 24-month period following such “change in control” if, on the date thereof, the remaining term is less than 24 months. During the term of the agreement, the executive will be paid a base salary of $350,000, which is subject to review and increase, but not decrease, by the Company’s Board at least annually, provided that the executive’s base salary shall be increased by at least the same amount as the median base salary increases of the most senior manager of the Company’s lending businesses. The agreement also provides for payment of an annual bonus, in an amount to be determined reasonably and in good faith based upon the performance and prospects of the Company and the executive.
      The agreement also provides for a one-time payment to the executive of $200,000 and the grant to the executive of 100,000 shares of restricted stock, vesting ratably over a five-year period commencing on the first anniversary of the grant date. The agreement also contemplates future equity awards to the executive at the discretion of the Company’s board of directors or compensation committee thereof, with any such award made on comparable terms to those awarded to other members of the Company’s executive committee.
      The employment agreement contains non-compete and non-solicitation provisions pursuant to which the executive has agreed that for six months after the earlier of the expiration of the term of the agreement (as extended, if applicable) or the executive’s date of termination the executive will not: (i) solicit or hire any person employed by the Company or who was employed by the Company or any affiliate within 180 days prior to such solicitation or hiring (unless that person was discharged by the Company without cause); (ii) solicit any client or customer of the Company or any person who was a client or customer of the Company within 180 days prior to such solicitation; or (iii) provide services to any entity that competes with any business engaged in by the Company or any affiliate. The employment agreement also contains non-disclosure provisions requiring each executive to not use, disclose, or transfer any of the Company’s confidential information either during or after employment, and customary non-disparagement provisions.
      If the executive’s employment is terminated by his death, the Company will pay a cash lump sum equal to one year’s base salary and all outstanding equity awards will immediately vest, with outstanding options remaining exercisable for the length of the remaining term. Any payments by the Company shall be reduced by the amount of any payments to the executive’s beneficiaries or estate paid on account of any life insurance plan or policy provided by the Company for the benefit of the executive.
      If the Company terminates the executive’s employment upon his disability, the Company will pay base salary through the date of termination, all outstanding equity awards will immediately vest, with outstanding options remaining exercisable for the length of the remaining term.
      The Company may also terminate the executive’s employment upon disability of the executive, for “cause” or without “cause.” The executive may terminate his employment with or without “good reason.” If the Company terminates the executive’s employment for “cause” or he terminates it without “good reason,” the Company will pay his base salary through the date of termination, and all unvested shares of restricted stock will be forfeited by the executive.
      If the Company terminates the executive’s employment without “cause” or he terminates it for “good reason,” the Company will pay base salary through the date of termination, a cash lump sum equal to a pro rata portion (based on the number of days the executive was employed during the calendar year of termination) of the greater of (i) the average of the annual bonuses paid to the executive in the previous two calendar years and (ii) $750,000, and pay another cash lump sum equal to the greater of (x) two times the base salary and average annual bonus earned by the executive in the two years preceding the calendar year of termination, and (y) $1.8 million. In addition, all of the executive’s restricted stock and other equity awards will immediately vest and, if applicable, become exercisable, and the executive and his covered dependents will continue to receive medical, dental, hospitalization and life insurance coverage for 24 months or the remaining term of the agreement at the time of termination, whichever is greater.
      Subject to certain conditions, the Company will make a gross-up payment to cover any excise tax imposed on the executive by Section 4999 of the Internal Revenue Code and any interest and penalties incurred with respect thereto. In addition, the Company and the executive have agreed to amend the agreement to the minimum extent necessary to avoid any excise tax imposed by Section 409A of the Code.
      In the agreement, “cause” is limited to the following events: (i) the executive’s conviction of, or plea of nolo contendere to, a felony (other than in connection with a traffic violation) under any state or federal law; (ii) the executive’s willful and continued failure to substantially perform his essential job functions under the agreement after receipt of written notice from the Company that specifically identifies the manner in which the executive has substantially failed to perform his essential job functions and specifying the manner in which the executive may substantially perform his essential job functions in the future; (iii) a material act of fraud or willful and material misconduct with respect, in each case, to the Company, by the executive; (iv) a willful and material breach of the agreement; or (v) the hiring of any person who was an employee of the Company within 180 days prior to such hiring, other than to perform services for the benefit of the Company. For purposes of this provision, no act or failure to act, on the part of the executive, shall be considered “willful” unless it is done, or omitted to be done, by the executive in bad faith or without reasonable belief that the executive’s action or omission was in the best interests of the Company. Anything in the agreement to the contrary notwithstanding, the executive shall not be terminated for “cause” under the agreement unless (A) written notice stating the basis for the termination is provided to the executive, and (B) as to clauses (ii), (iii) or (iv) of this paragraph, he is given 30 days to cure the neglect or conduct that is the basis of such claim (it being understood that any errors in expense reimbursement may be cured by repayment).
      In the agreement, “change in control” is defined as the occurrence of one or more of the following events: (i) any “person” or “group” is or becomes a “beneficial owner” of more than 30% of the Voting Stock of the Company; (ii) the majority of the Board consists of individuals other than Incumbent Directors, which term means the members of the Board on the effective date of the agreement; provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director; (iii) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets; (iv) the Company transfers all or substantially all of its assets or business (unless the shareholders of the Company immediately prior to such transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company, all of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of the Company); or (v) any merger, reorganization, consolidation or similar transaction unless, immediately after consummation of such transaction, the shareholders of the Company immediately prior to the transaction hold, directly or indirectly, more than 50% of the Voting Stock of the Company or the Company’s ultimate parent company if the Company is a subsidiary of another corporation (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company). For purposes of the “change in control” definition, the “Company” shall include any entity that succeeds to all or substantially all of the business of the Company and “Voting Stock” shall mean securities of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.
      In the agreement, “good reason” is defined as, unless otherwise agreed to in writing by the executive: (i) any diminution or adverse change prior to a “change in control” in the executive’s title; (ii) reduction in the executive’s base salary; (iii) prior to a “change in control” a requirement that the executive report to someone other than the Company’s Chief Executive Officer and/or President; (iv) a material diminution in the executive’s authority, responsibilities or duties or material interference with the executive’s carrying out his duties; (v) the assignment of duties inconsistent with the executive’s position or status with the Company as of the date hereof; (vi) a relocation of the executive’s primary place of employment to a location more than 25 miles further from the executive’s primary residence than the current location of the Company’s offices;

(vii) any other material breach of the terms of the agreement or any other agreement that breach is not cured within ten days after the executive’s delivery of a written notice of such breach to the Company; (viii) any purported termination of the executive’s employment by the Company that is not effected in accordance with the applicable provisions of the agreement; (ix) the failure of the Company to obtain the assumption in writing of its obligations under the agreement by any successor to all or substantially all of the assets of the Company within 15 days after a merger, consolidation, sale or similar transaction; or (x) the delivery of a notice by the Company that it is electing not to extend the term of employment under the agreement at any time up to and including November 22, 2023. In order to invoke a termination for “good reason,” the executive must terminate his employment, if at all, within 30 days of the occurrence of any event of “good reason.” Notwithstanding anything to the contrary in the agreement, “good reason” shall not, by itself, include (A) after a “change in control,” the assignment to the executive of a different title that is, within the organization of the successor entity, equivalent to the executive’s title with the Company immediately prior to the “change in control;” or (B) either (i) a reduction in executive’s responsibilities or duties following a management led buyout of the Company or (ii) removal of executive’s authority and/or responsibility over any aspect of investor relations and/or the mergers and acquisitions function.
James J. Pieczynski
      We also entered into an employment agreement dated November 22, 2005 with Mr. Pieczynski. The agreement provides for an initial term of 5 years. Upon the expiration of the initial term and on each subsequent anniversary of the expiration, the term will be automatically extended for an additional consecutive one-year period unless any of the parties to the agreement provides 60 days’ written notice to the other party that it does not wish to renew the agreement.
      Mr. Pieczynski’s initial base salary is $272,651, and is subject to review and increase, but not decrease, by the Company’s Board at least annually. The agreement also provide for an annual bonus in an amount to be determined reasonably and in good faith based upon the Company’s performance, the executive’s performance, and the performance of his lending business. The annual bonus will be at least 100% of base salary after a “change in control.” The agreement allows Mr. Pieczynski during his employment, subject to any necessary or required Company approvals, to invest up to $500,000 annually in Company loans originated under his supervision (on an across the board basis covering all loans under his supervision, as opposed to investing in specific loans or groups of loans). Mr. Pieczynski’s agreement provided for a grant of 100,000 shares of restricted stock on the effective date, with the restricted stock vesting ratably on the date of the grant and on the first, second, third, fourth, and fifth anniversaries of the date of the grant.
      Upon a “change in control,” the value of all unvested restricted stock, the value of any unvested stock options (calculated based on the spread of the market price of a share of the Company’s common stock immediately prior to the announcement of the “change in control” over the option exercise price), and the value of any other equity-related awards which may have been granted to Mr. Pieczynski will be paid on the earlier of the first anniversary of the “change in control” if he is still employed by the Company as of that anniversary date or the date of the termination of his employment unless employment is terminated by the Company for “cause” or by him without “good reason.”
      The employment agreement contain non-compete and non-solicitation provision. Mr. Pieczynski has agreed for the duration of a “non compete period” that he will not: (i) solicit or hire any person employed by the Company or who was employed by the Company within 180 days prior to such solicitation or hiring (unless that person was discharged by the Company without cause); or (ii) solicit any client or customer of the Company or any person who was a client or customer of the Company within 180 days prior to such solicitation. Mr. Pieczynski has also agreed to not: (i) own an interest in any entity that competes with any business engaged in by the Company; (ii) prior to a “change in control,” provide services to any entity that competes with any business engaged in by the Company; or (iii) provide services to an entity which are competitive with the Company and substantially similar to those previously provided by the executive to the Company. However, the foregoing three obligations are not binding on Mr. Pieczynski if his employment ends because the Company decides to not extend his term after his initial term or any extended term expires. The “non-compete period” is 12 months after the earlier of the expiration of the term of the agreement (as extended, if applicable) or the executive’s date of termination. Mr. Pieczynski’s “non-compete period” is reduced to six months if a “change in control” occurs.
      If the executive’s employment is terminated by his death, the Company will pay a cash lump sum equal to one year’s base salary and all outstanding equity awards will immediately vest (with outstanding options remaining exercisable for the length of their remaining term). Any payments by the Company shall be reduced by the amount of any payments to the executive’s beneficiaries or estate paid on account of any life insurance plan or policy provided by the Company for the benefit of the executive.
      The Company may also terminate the executive’s employment upon disability of the executive, for “cause” or without “cause.” The executive may terminate his employment with or without “good reason.”
      If the Company terminates the executive’s employment upon his disability, the Company will pay base salary through the date of termination and all outstanding equity awards will immediately vest (with outstanding options remaining exercisable for the length of their remaining term).
      If the Company terminates the executive’s employment for “cause” or he terminates it without “good reason,” the Company will pay base salary through the date of termination. All unvested shares of restricted stock and other unvested equity awards shall be forfeited by the executive.
      If the Company terminates the executive’s employment without “cause” or he terminates it for “good reason,” the Company will pay base salary through the date of termination and pay a cash lump sum equal to a pro rata portion of the average of the annual bonuses paid to the executive in the previous two calendar years. The executive will receive a cash lump sum equal to his base salary and the average of the annual bonuses paid to him in the previous two calendar years. In addition, all of the restricted stock will immediately vest and, if applicable, become exercisable, and the executive and his covered dependents will continue to receive medical, dental, hospitalization and life insurance coverage for 12 months or the remaining term of the agreement at the time of termination, whichever is greater.
      Subject to certain conditions, the Company will make a gross-up payment to cover any excise tax imposed on the executive by Section 4999 of the Code and any interest and penalties incurred with respect thereto resulting from any action or inaction by the Company. In addition, the Company and the executive has agreed to amend the agreement to the minimum extent necessary to avoid any excise tax imposed by Section 409A of the Code.
      In the agreement, “cause” is limited to the following events: (i) the executive’s conviction of, or plea of nolo contendere to, a felony (other than in connection with a traffic violation) under any state or federal law; (ii) the executive’s willful and continued failure to substantially perform his essential job functions under the agreement after receipt of written notice from the Company that specifically identifies the manner in which the executive has substantially failed to perform his essential job functions and specifying the manner in which the executive may substantially perform his essential job functions in the future; (iii) a material act of fraud or willful and material misconduct with respect, in each case, to the Company, by the executive; (iv) a willful and material breach of the sections in his agreement regarding his duties and responsibilities, his place of performance, and his entire non-competition, non-solicitation, and non-disclosure obligations; or (v) the hiring of any person who was an employee of the Company within 180 days prior to such hiring, other than to perform services for the benefit of the Company. For purposes of this provision, no act or failure to act, on the part of the executive, shall be considered “willful” unless it is done, or omitted to be done, by the executive in bad faith or without reasonable belief that the executive’s action or omission was in the best interests of the Company. Anything in the agreement to the contrary notwithstanding, the executive shall not be terminated for “cause” under the agreement unless (A) written notice stating the basis for the termination is provided to the executive and (B) as to clauses (ii) or (iv) of this paragraph, he is given 60 days to cure the neglect or conduct that is the basis of such claim (it being understood that any errors in expense reimbursement may be cured by repayment).
      In the agreement, “change in control” is defined as the occurrence of one or more of the following events: (i) any “person” or “group” is or becomes a “beneficial owner” of more than 30% of the Voting Stock of the Company; (ii) the majority of the Board consists of individuals other than Incumbent Directors, which term means the members of the Board on the effective date of the agreement; provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director; (iii) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets; (iv) the Company transfers all or substantially all of its assets or business (unless the stockholders of the Company immediately prior to such transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company, all of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of the Company); or (v) any merger, reorganization, consolidation or similar transaction unless, immediately after consummation of such transaction, the stockholders of the Company immediately prior to the transaction hold, directly or indirectly, more than 50% of the Voting Stock of the Company or the Company’s ultimate parent company if the Company is a subsidiary of another corporation (there being excluded from the number of shares held by such stockholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company). For purposes of the “change in control” definition, the “Company” shall include any entity that succeeds to all or substantially all of the business of the Company and “Voting Stock” shall mean securities of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.
      In the agreement, “good reason” is defined as, unless otherwise agreed to in writing by the executive: (i) any diminution or adverse change prior to a “change in control” in the executive’s title; (ii) reduction in the executive’s base salary or, after a “change in control,” the annual bonus payable to the executive; (iii) prior to a “change in control” a requirement that the executive report to someone other than the Company’s President, Healthcare and Specialty Finance or another person of equal or greater authority (provided, however that executive acknowledges and agrees that during the term of the agreement (as extended, if applicable) an increasing amount of the day-to-day supervision of his work may be undertaken by the President); (iv) a material diminution in the executive’s authority, responsibilities or duties or material interference with the executive’s carrying out his duties; (v) the assignment of duties inconsistent with the executive’s position or status with the Company as of the date hereof; (vi) a relocation of the executive’s primary place of employment to a location more than 25 miles further from the executive’s primary residence than the current location of the Company’s offices, except for relocation to Santa Monica, California; (vii) any other willful or material breach of the terms of the agreement or any other agreement that breach is not cured within 30 days after the executive’s delivery of a written notice of such breach to the Company; (viii) any purported termination of the executive’s employment by the Company that is not effected in accordance with the applicable provisions of the agreement; or (ix) the failure of the Company to obtain the assumption in writing of its obligations under the agreement by any successor to all or substantially all of the assets of the Company within 15 days after a merger, consolidation, sale or similar transaction. In order to invoke a termination for “good reason,” the executive must terminate his employment, if at all, within 30 days of the occurrence of any event of “good reason.” Notwithstanding anything to the contrary in the agreement, (A) “good reason” shall not, by itself, include removal of the executive’s authority and/or responsibility for any aspect of loan management, and (B) after a “change in control,” “good reason” shall not, by itself, include (i) the removal of the executive from the Company’s Executive Committee; (ii) the assignment to the executive of a different title that is, within the organization of the successor entity, equivalent to the executive’s title with the Company immediately prior to the “change in control;” or (iii) requiring the executive to report to the person within a successor entity with management authority for the executive’s business unit.

Equity Compensation Plan Information
      The table below sets forth the following information as of the end of the Company’s 2005 fiscal year for (i) compensation plans previously approved by the Company’s stockholders and (ii) compensation plans not previously approved by the Company’s stockholders:

(1)	the number of securities to be issued upon the exercise of outstanding options, warrants and rights;

(2)	the weighted-average exercise price of such outstanding options, warrants and rights; and

(3)	other than securities to be issued upon the exercise of such outstanding options, warrants and rights, the number of securities remaining available for future issuance under the plans.

			Number of Securities
			Remaining Available for
	Number of Securities to be	Weighted-Average	Future Issuance Under
	Issued Upon Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))

	(a)	(b)	(c)
Equity compensation plans approved by stockholders(1)	2,386,161	$11.90	4,042,367

Equity compensation plans not approved by stockholders(2)	114,187	$7.83	—

Total	2,500,348		4,042,367

(1)	The equity compensation plans approved by stockholders are the Company’s Second Amended and Restated Equity Incentive Plan and the Company’s Employee Stock Purchase Plan. The amount in column (c) includes 797,634 shares that may be granted as or issued upon settlement of restricted or unrestricted common stock, dividend equivalent rights, performance and annual incentive awards, and similar types of grants awarded under the equity incentive plan.

(2)	In December 2002, we granted an option to Bryan M. Corsini, our Chief Credit Officer, to purchase 75,000 shares, and an option to James J. Pieczynski, Co-President of our Healthcare and Specialty Finance Business, to purchase 30,000 shares. The options vested 20% on the date of grant and vest in equal installments over the next four anniversaries of the grant date. The options may be exercised at a price of $8.52 per share, and will expire in December 2012 if not previously exercised. In connection with our grant of these options, Messrs. Delaney and Fish granted us reciprocal options to purchase an aggregate of 105,000 shares of our common stock held by them, if and to the extent the options granted to our employees are exercised.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
      The information presented below regarding beneficial ownership of common stock has been presented in accordance with the rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership of common stock includes any shares to which a person, directly or indirectly, has or shares voting power or investment power and any shares as to which a person has the right to acquire such voting or investment power within 60 days through the exercise of any stock option or other right.
      The following table presents, as of March 15, 2006, information based on the Company’s records and filings with the SEC regarding beneficial ownership of the following persons:

•	each person, other than directors and executive officers, known by us to be the beneficial owner of more than 5% of our common stock;

•	each director and each nominee to the Board of Directors;

•	the Company’s Chief Executive Officer and four other most highly compensated executive officers in 2005; and

•	all directors and executive officers of the Company as a group.
      Except as described below, for all shares owned, the Company believes that each director or executive officer possesses sole voting power and sole investment power.
      The percentage of shares beneficially owned is based on 171,851,810 outstanding shares of our common stock as of March 15, 2006.

		Percentage of
Name of Executive Officer, Director or 5% Beneficial Owner	Shares Owned	Shares Owned

Farallon Capital Management, L.L.C.(1)	17,485,551	10.2%
Madison Dearborn Partners, LLC(2)	19,772,819	11.5%
Capital Research and Management Company(3)	9,912,130	5.8%
Farallon Partners, L.L.C.(4)	10,247,485	6.0%
John K. Delaney(5)	7,390,184	4.3%
Dean C. Graham	450,656	*
Michael C. Szwajkowski	367,413	*
Thomas A. Fink(6)	306,777	*
James J. Pieczynski(7)	362,420	*
William G. Byrnes(8)	53,403	*
Frederick W. Eubank, II(9)	5,852,349	3.4%
Jason M. Fish(10)	6,921,795	4.0%
Andrew B. Fremder(1)(4)(11)	27,744,999	16.1%
Tully M. Friedman(12)	111,656	*
Sara L. Grootwassink(13)	27,583	*
Timothy M. Hurd(2)(14)	19,792,272	11.5%
Dennis P. Lockhart(15)	24,697	*
Thomas F. Steyer(1)(4)(16)	27,744,999	16.1%
Paul R. Wood(2)(17)	19,790,867	11.5%
All directors and executive officers as a group (21 persons including those named above)(18)	70,837,010	41.2%

*	Less than one percent.

(1)	Includes (i) 16,353,614 shares directly held by Farallon CS Institutional Finance II, L.P. (“CS LP”) and (ii) 1,131,937 shares directly held by Farallon Capital Offshore Investors, Inc., an account (the “Managed Account”) managed by Farallon Capital Management, L.L.C. (“FCM”). Farallon CS Institutional Finance, L.L.C. (“CS LLC”), as the general partner to CS LP, may, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), be deemed to own beneficially the shares held by CS LP. FCM, as manager of each of CS LLC and the Managed Account, may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the shares held by CS LP and the Managed Account. As managing members of FCM, Chun R. Ding, William F. Duhamel, Charles E. Ellwein, Richard B. Fried, Monica R. Landry, William F. Mellin, Stephen L. Millham, Jason E. Moment, Rajiv A. Patel, Derek C. Schrier, and Mark C. Wehrly and, as Senior Managing Member of FCM, Thomas F. Steyer, may each, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the shares held by CS LP and the Managed Account. Pursuant to Limited Powers of Attorney, dated as of February 1, 2003, Andrew B. Fremder was granted limited powers of attorney to act for FCM with regard to CS LP’s and the Managed Account’s investments in CapitalSource Inc. However, as further described in Footnote 11 below, such powers of attorney may only be exercised by Mr. Fremder jointly with any one of the managing members or the Senior Managing Member of FCM. Pursuant to such powers of attorney, Mr. Fremder may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the shares held by CS LP and the Managed Account. CS LLC, FCM, each of its managing members, its Senior Managing Member and Mr. Fremder disclaim any beneficial ownership of such shares. All of the above-mentioned entities and persons disclaim group attribution. The address for each of the above-mentioned entities and persons is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 1325, San Francisco, CA 94111.

(2)	Includes 19,334,621 shares held directly by Madison Dearborn Capital Partners III, L.P. (“MDCP”), 429,313 shares held directly by Madison Dearborn Special Equity III, L.P. (“MDSE”), and 8,885 shares held directly by Special Advisors Fund I, LLC (“SAF”). The shares held by MDCP, MDSE and SAF may be deemed to be beneficially owned by Madison Dearborn Partners III, L.P., the general partner of MDCP and MDSE and the manager of SAF (“MDP III”), and by Madison Dearborn Partners, LLC, the general partner of MDP III. The address for the Madison Dearborn Partners entities is Three First National Plaza, Suite 3800, Chicago, IL 60602.

(3)	Based on a Schedule 13G filed with the SEC on February 10, 2006. Includes 1,038,230 shares that may be obtained upon conversion of the Company’s 3.5% Senior Convertible Debentures due 2034. Capital Research and Management Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 is deemed to be the beneficial owner of 9,912,130 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The address of Capital Research and Management Company is 333 South Hope Street, Los Angeles, CA 90071.

(4)	Includes (i) 8,618,174 shares directly held by Farallon Capital Partners, L.P., (ii) 892,962 shares directly held by RR Capital Partners, L.P., (iii) 382,394 shares directly held by Farallon Capital Institutional Partners, L.P., (iv) 9,208 shares directly held by Farallon Capital Institutional Partners II, L.P., (v) 15,309 shares directly held by Farallon Capital Institutional Partners III, L.P., (vi) 9,208 shares directly held by Tinicum Partners, L.P., and (vii) 320,230 shares directly held by Farallon Capital Offshore Investors II, L.P. (all such partnerships referenced in clauses (i) through (vii) above are collectively referred to as the “Farallon Partnerships”). Farallon Partners, L.L.C. (“FP”), as the general partner to each of the Farallon Partnerships, may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the shares held by the Farallon Partnerships. As managing members of FP, Chun R. Ding, William F. Duhamel, Charles E. Ellwein, Richard B. Fried, Monica R. Landry, William F. Mellin, Stephen L. Millham, Jason E. Moment, Rajiv A. Patel, Derek C. Schrier, and Mark C. Wehrly and, as Senior Managing Member of FP, Thomas F. Steyer, may each, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the shares held by the Farallon Partnerships. Pursuant to Limited Powers of Attorney, dated as of February 1, 2003, Andrew B. Fremder was granted limited powers of attorney to act for FP with regard to the Farallon Partnerships’ investments in CapitalSource Inc. However, as further described in Footnote 11 below, such powers of attorney may only be exercised by Mr. Fremder jointly with any one of the managing members or the Senior Managing Member of FP. Pursuant to such powers of attorney, Mr. Fremder may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the shares held by the Farallon Partnerships. FP, each of its managing members, its Senior Managing Member and Mr. Fremder disclaim any beneficial ownership of such shares. All of the above-mentioned entities and persons disclaim group attribution. The address for each of the above-mentioned entities and persons is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 1325, San Francisco, CA 94111.

(5)	Includes 1,103,479 shares as to which Mr. Delaney may be deemed to share voting and investment power.

(6)	Includes options to purchase 22,789 shares that are exercisable within 60 days of March 15, 2006.

(7)	Includes options to purchase 121,426 shares that are exercisable within 60 days of March 15, 2006.

(8)	Includes options to purchase 26,779 shares that are exercisable within 60 days of March 15, 2006.

(9)	Includes options to purchase 11,963 shares that are exercisable within 60 days of March 15, 2006. Mr. Eubank also holds 947 shares of phantom stock. Mr. Eubank is Senior Vice President of Wachovia Capital Partners, LLC. Wachovia Capital Partners may, from time to time, invest in or hold the Company’s securities. Mr. Eubank does not possess sole or shared voting or dispositive power over the shares that may be owned by Wachovia Capital Partners. Mr. Eubank’s address is c/o Wachovia Capital Partners, LLC, One First Union Center, 301 S. College Street, Charlotte, NC 28288.

(10)	Includes 2,169,095 shares as to which Mr. Fish may be deemed to share voting and investment power.

(11)	Includes options to purchase 11,963 shares that are exercisable within 60 days of March 15, 2006. Mr. Fremder also holds 1,988 shares of phantom stock. All other shares attributed to Andrew B. Fremder are owned directly either by CS LP as reported in Footnote 1 above or by the Farallon Partnerships as reported in Footnote 4 above. Pursuant to Limited Powers of Attorney, dated as of February 1, 2003, Mr. Fremder was granted limited powers of attorney to act for each of Farallon Capital Management, L.L.C. and Farallon Partners, L.L.C. (together with Farallon Capital Management, L.L.C., the “Farallon Managers”) with regard to CS LP’s, the Managed Account’s and the Farallon Partnerships’ investments in CapitalSource. However, such powers of attorney may only be exercised by Mr. Fremder jointly with any one of the managing members or the Senior Managing Member of the Farallon Managers. As a result of such restriction, Mr. Fremder does not by himself have the power to vote, or direct the voting of, the shares owned by CS LP, the Managed Account or the Farallon Partnerships. Rather, Mr. Fremder shares such power with the other managing members and the Senior Managing Member of the Farallon Managers. Pursuant to the powers of attorney, Mr. Fremder may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the shares held by CS LP, by the Managed Account and by the Farallon Partnerships. Mr. Fremder disclaims any beneficial ownership of such shares. Mr. Fremder disclaims group attribution with Mr. Steyer or with any of the entities or persons named in Footnote 1 or Footnote 4 above. Mr. Fremder’s address is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 1325, San Francisco, CA 94111.

(12)	Includes options to purchase 17,535 shares that are exercisable within 60 days of March 15, 2006. Also includes: (i) 1,882,146 shares held by Friedman Fleischer & Lowe-CPS, LLC (“FFL-CPS”), (ii) 739,972 shares held by Friedman Fleischer & Lowe-CPS-BLC, LLC (“FFL-BLC”) and (iii) 47,434 shares held by FFL Executive Partners, L.P. (“Executive Partners” and together with FFL-CPS and FFL-BLC, the “FFL Partnerships”). Friedman Fleischer & Lowe GP, LLC (“FFL GP”), as the general partner of Friedman Fleischer & Lowe Capital Partners, L.P. (the managing member of both FFL-CPS and FFL-BLC) and the general partner of Executive Partners, may be deemed to beneficially own all shares owned by the FFL Partnerships. Mr. Friedman is a Senior Managing Member of the FFL GP, and as such may be deemed to beneficially own all shares owned by the FFL Partnerships. However, Mr. Friedman disclaims beneficial ownership of all such shares. An additional 50,250 shares are owned by a trust for Mr. Friedman’s children of which Mr. Friedman disclaims any control or voting power. Mr. Friedman’s address is c/o Friedman Fleischer & Lowe GP, LLC, One Maritime Plaza, Suite 1000, San Francisco, CA 94111.

(13)	Includes options to purchase 18,708 shares that are exercisable within 60 days of March 15, 2006. Ms. Grootwassink also holds 3,117 shares of phantom stock. Ms. Grootwassink’s address is c/o Washington Real Estate Investment Trust, 6110 Executive Boulevard, Suite 800, Rockville, MD 20852.

(14)	Includes options to purchase 19,455 shares that are exercisable within 60 days of March 15, 2006. All other shares are held by affiliates of MDP LLC as reported in Footnote 2 above. Mr. Hurd is Managing Director of MDP LLC, and therefore may be deemed to share voting and investment power over the shares owned by these entities, and therefore to beneficially own such shares. Mr. Hurd disclaims beneficial ownership of all such shares. The address for Mr. Hurd is c/o Madison Dearborn Partners, LLC, Three First National Plaza, Suite 3800, Chicago, IL 60602.

(15)	Includes options to purchase 14,138 shares that are exercisable within 60 days of March 15, 2006. Also includes 10,559 shares as to which Mr. Lockhart may be deemed to share voting and investment power. Mr. Lockhart’s address is c/o Georgetown University, MSFS, ICC 730, 37th and O Streets, NW, P.O. Box 571028, Washington, DC 20057.

(16)	Includes options to purchase 11,963 shares that are exercisable within 60 days of March 15, 2006. Mr. Steyer also holds 2,233 shares of phantom stock. All other such shares attributed to Thomas F. Steyer are owned directly either by CS LP as reported in Footnote 1 above or by the Farallon Partnerships as reported in Footnote 4 above. Mr. Steyer disclaims any beneficial ownership of such shares. Mr. Steyer disclaims group attribution with Mr. Fremder or with any of the entities or persons named in Footnote 1 or Footnote 4 above. Mr. Steyer’s address is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 1325, San Francisco, CA 94111.

(17)	Includes options to purchase 18,048 shares that are exercisable within 60 days of March 15, 2006. All other shares are held by affiliates of MDP LLC as reported in Footnote 2 above. Mr. Wood is Managing Director of MDP LLC, and therefore may be deemed to share voting and investment power over the shares owned by these entities, and therefore to beneficially own such shares. Mr. Wood disclaims beneficial ownership of all such shares. The address for Mr. Wood is c/o Madison Dearborn Partners, LLC, Three First National Plaza, Suite 3800, Chicago, IL 60602.

(18)	Includes options to purchase 294,767 shares that are exercisable within 60 days of March 15, 2006.

OTHER MATTERS
Section 16(a) Beneficial Ownership Reporting Compliance
      We believe that all of our current and former directors, executive officers and beneficial owners of more than 10% of our common stock reported on a timely basis all transactions required to be reported by Section 16(a) during fiscal 2005, except that a report on Form 4 of a single transaction for each of William G. Byrnes, Frederick W. Eubank, II, Dean C. Graham, Thomas F. Steyer, Paul R. Wood and Farallon Capital Management, LLC, and two reports on Form 4, each of a single transaction, for Andrew B. Fremder, were filed late.
Incorporation by Reference
      To the extent that this proxy statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this proxy statement entitled “Report of the Compensation Committee,” “Report of the Audit Committee” (to the extent permitted by the rules of the Securities and Exchange Commission) and “Comparison of Stockholder Return” will not be deemed incorporated, unless specifically provided otherwise in such filing.

Other Matters
      As of the date of this proxy statement, the Board does not intend to present any matter for action at the 2006 Annual Meeting other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.
Stockholder Proposals for 2007 Annual Meeting
      Stockholder proposals for the Company’s 2007 Annual Meeting must be received at the Company’s principal executive offices by November 27, 2006 to be considered timely or to be eligible for inclusion in the proxy materials. A stockholder who wishes to present a proposal at the Company’s 2007 Annual Meeting, but who does not request that the Company solicit proxies for the proposal, must submit the proposal to the Company’s principal executive offices by November 27, 2006.
Cost of Soliciting Proxies
      The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally, by telephone or other means. The Company also will request that brokerage houses, nominees, custodians and fiduciaries forward soliciting materials to the beneficial owners of stock held of record and will reimburse them for forwarding the materials.
Annual Report
      A copy of our 2005 Annual Report to Stockholders is enclosed. You also may obtain a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 without charge by writing to: CapitalSource Inc., 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815, Attn: Chief Legal Officer. Our 2005 Annual Report and 2005 Form 10-K are also available through the Company’s website at http://www.capitalsource.com. The Company’s Annual Report and Form 10-K are not proxy soliciting materials.
March 27, 2006

APPENDIX A

CAPITALSOURCE INC.
THIRD AMENDED AND RESTATED EQUITY INCENTIVE PLAN
AS OF                     , 2006

A-i

A-ii

CAPITALSOURCE INC.
THIRD AMENDED AND RESTATED EQUITY INCENTIVE PLAN
      CapitalSource Inc., a Delaware corporation (the “Company”), sets forth herein the terms of its Third Amended and Restated Equity Incentive Plan (the “Plan”) as of                     , 2006, as follows:

1.	PURPOSE
      This Plan is intended to (a) provide incentive to eligible persons to stimulate their efforts toward the continued success of the Company and to operate and manage their businesses in a manner that will provide for the long-term growth and profitability of the Company; and (b) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.	DEFINITIONS
      For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:
      2.1     “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.
      2.2     “Annual Incentive Award” means an Award made subject to attainment of performance goals (as described in Section 15) over a performance period of up to and including one year (the fiscal year, unless otherwise specified by the Committee).
      2.3     “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Rights, or cash award under the Plan.
      2.4     “Award Agreement” means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.
      2.5     “Benefit Arrangement” shall have the meaning set forth in Section 16 hereof.
      2.6     “Board” means the Board of Directors of the Company.
      2.7     “Cause,” unless otherwise provided by the Board or the Committee in the Award Agreement, has the same meaning as provided in the employment agreement between the Service Provider and the Company or any Affiliate of the Company, on the date of Termination of Employment, or if no such definition or employment agreement exists, “Cause” means conduct amounting to (i) fraud or dishonesty against the Company or any Affiliate of the Company, (ii) Service Provider’s willful misconduct, repeated refusal to follow the reasonable directions of a member of the Board or knowing violation of law in the course of performance of the duties of Service Provider’s employment with the Company any Affiliate of the Company, (iii) repeated absences from work without a reasonable excuse, (iv) intoxication with alcohol or drugs while on the Company’s or any Affiliate of the Company’s premises, (v) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, or (vi) a material breach or violation of the terms of any employment or other agreement to which Service Provider and the Company, or, if applicable, any Affiliate of the Company are parties.
      2.8     “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.
      2.9     “Committee” means the Compensation Committee of the Board.
      2.10     “Company” means CapitalSource Inc.

      2.11     “Corporate Transaction” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are shareholders or Affiliates immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Company.
      2.12     “Covered Employee” means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.
      2.13     “Disability” has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Affiliate of the Company for the Service Provider. If no long-term disability plan or policy was ever maintained on behalf of the Service Provider, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board and shall be supported by advice of a physician competent in the area to which such Disability relates.
      2.14     “Dividend Equivalent” means a right, granted to a Grantee under Section 14 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.
      2.15     “Effective Date” means the date on which the Stock is sold in the initial public offering pursuant to the underwriting agreement among the Company, the selling stockholders named therein and the representatives of the several underwriters named in a schedule thereto.
      2.16     “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.
      2.17     “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith. Notwithstanding the foregoing, for Options with a Grant Date of the date of the assumption of the Plan by the Company from CapitalSource Holdings LLC, Fair Market Value on such Grant Date shall be the price per share at which the Company agrees to sell Stock in the Company’s initial public offering as set forth in the underwriting agreement among the Company, the selling stockholders named therein and the representatives of the several underwriters named in a schedule thereto.
      2.18     “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.
      2.19     “Grant Date” means, as determined by the Board or the Committee, the latest to occur of (i) the date as of which the Board or such Committee approves an Award, (ii) the date on which the recipient of an

Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board or such Committee.
      2.20     “Grantee” means a person who receives or holds an Award under the Plan.
      2.21     “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.
      2.22     “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.
      2.23     “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.
      2.24     “Option Price” means the purchase price for each share of Stock subject to an Option.
      2.25     “Other Agreement” shall have the meaning set forth in Section 16 hereof.
      2.26     “Outside Director” means a member of the Board who is not an officer or employee of the Company.
      2.27     “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 15) over a performance period of more than one year.
      2.28     “Plan” means this CapitalSource Inc. Third Amended and Restated Equity Incentive Plan.
      2.29     “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.
      2.30     “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.
      2.31     “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 11 hereof.
      2.32     “SAR Exercise Price” means the per share exercise price of an SAR granted to a Grantee under Section 10 hereof.
      2.33     “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.
      2.34     “Service” means service as an employee, officer, Outside Director or other Service Provider of the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an employee, officer, Outside Director or other Service Provider of the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.
      2.35     “Service Provider” means an employee, officer or Outside Director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate.
      2.36     “Stock” means the common stock, par value $.01 per share, of the Company.
      2.37     “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 10 hereof.
      2.38     “Stock Unit” means a bookkeeping entry representing the equivalent of a share of Stock, awarded to a Grantee pursuant to Section 11 hereof.
      2.39     “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.
      2.40     “Termination Date” means the date upon which an Option shall terminate or expire, as set forth in Section 8.3 hereof.
      2.41     “Ten Percent Stockholder” means an employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its

Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.
      2.42     “Unrestricted Stock” means an Award pursuant to Section 12 hereof.

3.	ADMINISTRATION OF THE PLAN
      3.1.     Board
      The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s amended and restated certificate of incorporation and amended and restated by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s amended and restated certificate of incorporation and amended and restated by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final and conclusive.
      3.2.     Committee.
      The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the amended and restated certificate of incorporation and amended and restated by-laws of the Company and applicable law. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards. In addition, the Committee may delegate to one or more executive officers of the Company the authority to grant Awards to employees or other Service Providers who are not officers or directors of the Company. Such delegation shall specify the maximum number of shares of Stock that may be granted by such officer(s), as well as the time period during which the delegation shall remain in effect. In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.
      3.3.     Terms of Awards.
      Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

(i) designate Grantees,

(ii) determine the type or types of Awards to be made to a Grantee,

(iii) determine the number of shares of Stock to be subject to an Award,

(iv) establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

(v) prescribe the form of each Award Agreement evidencing an Award, and

(vi) amend, modify, or supplement the terms of any outstanding Award, subject to Section 8.9. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.
      The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Committee may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award shall be contingent upon the Grantee executing the appropriate Award Agreement.
      3.4.     Deferral Arrangement.
      The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans. Any such deferrals shall be made in a manner that complies with Code Section 409A.
      3.5.     No Liability.
      No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

4.	STOCK SUBJECT TO THE PLAN
      Subject to adjustment as provided in Section 18 hereof, the number of shares of Stock available for issuance under the Plan shall be thirty three million (33,000,000). Any shares of Stock that are subject to Awards of Options shall be counted against this limit as one (1) share for every one (1) share issued. With respect to Stock Appreciation Rights, when a stock-settled Stock Appreciation Right grant is exercised, the shares subject to such award will be counted against the maximum share limitations as one (1) share for every share subject thereto, regardless of the number of shares actually issued to settle the Stock Appreciation Right upon exercise. Any shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as one and one-half (1 1/2) shares for every one (1) share granted. Stock issued or to be issued under the Plan shall be authorized but unissued shares or treasury shares. If any shares covered by an Award are not purchased or are forfeited, if an Award is settled in cash or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, cash payment or termination, again be available for making Awards under the Plan. Any shares of Stock that again become available for grant pursuant to this Article 4 shall be added back as one (1) share if such shares were subject to Options or Stock Appreciation Rights granted under the Plan, and as one and one-half (1 1/2) shares if such shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan. Shares issued pursuant to Awards granted in substitution for awards held by employees of a business entity acquired by the Company or an Affiliate shall not count against the shares available for issuance under the Plan.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS
      5.1.     Effective Date.
      The amendment and restatement of the Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company’s stockholders within one year of the Effective Date. Upon approval of the Plan by the stockholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the amendment and restatement of the Plan within one year after the Effective Date, any Awards made hereunder after the Effective Date shall be null and void and of no effect.
      5.2.     Term.
      The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.
      5.3.     Amendment and Termination of the Plan
      The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board or required by applicable law. In addition, an amendment will be contingent on approval of the Company’s stockholders if the amendment would (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the aggregate number of shares of Stock that may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.	AWARD ELIGIBILITY AND LIMITATIONS
      6.1.     Service Providers; Outside Directors; Other Persons
      Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider to the Company or of any Affiliate, including any such Service Provider who is an officer or director of the Company, or of any Affiliate, as the Board shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.
      6.2.     Successive Awards.
      An eligible person may receive more than one Award, subject to such restrictions as are provided herein.
      6.3.     Limitation on Shares of Stock Subject to Awards and Cash Awards.
      (i) the maximum number of shares of Stock subject to Options or SARs that can be issued under the Plan to any person eligible for an Award under Section 6 hereof is ten million (10,000,000) in any three consecutive calendar years;
      (ii) the maximum number of shares that can be issued under the Plan, other than pursuant to an Option, SAR or time-vested Restricted Stock grant, to any person eligible for an Award under Section 6 hereof is one million (1,000,000) in any three consecutive calendar years; and
      (iii) the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Grantee shall be $5,000,000 and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $5,000,000.
      The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 18 hereof.
      6.4.     Limitations on Incentive Stock Options.

      An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.
      6.5.     Stand-Alone, Additional, Tandem, and Substitute Awards
      Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Notwithstanding Sections 8.1 and 10.1, the Option Price of an Option or the grant price of an SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a share of Common Stock on the original date of grant; provided, that, the Option Price or grant price is determined in accordance with the principles of Code Section 424 and the regulations thereunder.

7.	AWARD AGREEMENT
      Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS
      8.1.     Option Price
      The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.
      8.2.     Vesting.
      Subject to Sections 8.3 and 18 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.
      8.3.     Term.
      Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the “Termination Date”); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

      8.4.     Termination of Service.
      Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service. An Option that is intended to be an Incentive Stock Option shall no longer be exercisable as an Incentive Stock Option ninety (90) days after the termination of the Grantee’s Service.
      8.5.     Limitations on Exercise of Option.
      Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, ten years following the Grant Date, or after the occurrence of an event referred to in Section 18 hereof which results in termination of the Option.
      8.6.     Method of Exercise.
      An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised.
      8.7.     Rights of Holders of Options
      Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 18 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.
      8.8.     Delivery of Stock Certificates.
      Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.
      8.9.     No Option Repricing.
      Notwithstanding any other provision in the Plan to the contrary, the Option Price of an Option may not be amended or modified after the Grant Date, and an Option may not be surrendered in consideration of or exchanged for cash, other Awards or a new option having an Option Price below that of the Option which was surrendered or exchanged without approval of the Company’s stockholders.

9.	TRANSFERABILITY OF OPTIONS
      9.1.     Transferability of Options
      Except as provided in Section 9.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 9.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
      9.2.     Family Transfers.
      If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 9.2, a

“not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 9.2 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

10.	STOCK APPRECIATION RIGHTS
      The Board is authorized to grant Stock Appreciation Rights (“SARs”) to Grantees on the following terms and conditions:
      10.1.     Right to Payment.
      A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR, as determined by the Board. The Award Agreement for an SAR shall specify the grant price of the SAR, which shall be at least the Fair Market Value of a share of Stock on the Grant Date.
      10.2.     Other Terms.
      The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement which may be cash or Stock, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR, provided, however, that each SAR granted under the Plan shall terminate, and all rights to acquire shares of Stock thereunder shall cease, upon the expiration of ten years from the date such SAR is granted.
      10.3.     No SAR Repricing.
      Notwithstanding any other provision in the Plan to the contrary, the grant price of an SAR may not be amended or modified after the Grant Date, and an SAR may not be surrendered in consideration of or exchanged for cash, other Awards or a new SAR having an grant price below that of the SAR which was surrendered or exchanged without approval of the Company’s stockholders.

11.	RESTRICTED STOCK AND STOCK UNITS
      11.1.     Grant of Restricted Stock or Stock Units.
      The Board may from time to time grant Restricted Stock or Stock Units to persons eligible to receive Awards under Section 6 hereof, subject to such restrictions, conditions and other terms, if any, as the Board may determine.
      11.2.     Restrictions.
      At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units in accordance with Section 15.1 and 15.2. Notwithstanding the foregoing and other than in the case of employees newly-hired by the Company, Restricted Stock that vests solely by the passage of time shall not vest in full in less than three (3) years from the Grant Date. Restricted Stock for which vesting may be accelerated may be accelerated by achieving performance targets shall not vest in full in less than one (1) year from the Grant Date. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.
      11.3.     Restricted Stock Certificates.
      The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company, or his delegate, shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that all such certificates, regardless of whether held by the Secretary, his delegate or delivered to the Grantee, shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.
      11.4.     Rights of Holders of Restricted Stock.
      Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant. Holders of Restricted Stock may not make an election under Code Section 83(b) with regard to the grant of Restricted Stock, and any holder who attempts to make such an election shall forfeit the Restricted Stock.
      11.5.     Rights of Holders of Stock Units.
           11.5.1.     No Voting and Dividend Rights.

Unless the Board otherwise provides in an Award Agreement, holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.
           11.5.2.     Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.
      11.6.     Termination of Service.
      Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units.

      11.7.     Purchase of Restricted Stock.
      The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 13 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate.
      11.8.     Delivery of Stock.
      Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be. Stock Units may also be settled in cash upon the determination of the Board or as specified in the applicable Award Agreement.

12.	UNRESTRICTED STOCK AWARDS
      The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

13.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK
      13.1.     General Rule.
      Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.
      13.2.     Surrender of Stock.
      To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise. In addition, and also only to the extent the Award Agreement so provides, payment of the Option Price may be made by requesting that the Company withhold shares of Stock that would otherwise be deliverable pursuant to the exercise of the Option, which shares shall be valued at their Fair Market Value on the date of exercise.
      13.3.     Cashless Exercise.
      With respect to an Option only (and not with respect to Restricted Stock), to the extent the Award Agreement so provides and subject to compliance with applicable law, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 19.3.
      13.4.     Other Forms of Payment.
      To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.

14.	DIVIDEND EQUIVALENT RIGHTS
      14.1.     Dividend Equivalent Rights.
      A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. Subject to Code Section 409A, a Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.
      14.2.     Termination of Service.
      Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.

15.	PERFORMANCE AND ANNUAL INCENTIVE AWARDS
      15.1.     Performance Conditions
      The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 15.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.
      15.2.     Performance or Annual Incentive Awards Granted to Designated Covered Employees
      If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 15.2.
           15.2.1.     Performance Goals Generally.

The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 15.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.

           15.2.2.     Business Criteria.

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense and taxes (EBIT), (6) earnings before interest expense, taxes, depreciation and amortization (EBITDA); (7) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (8) operating margin; (9) earnings per share; (10) return on equity; (11) return on assets, (12) return on capital; (13) return on investment; (14) operating earnings; (15) working capital; (16) ratio of debt to stockholders’ equity, (17) revenue; (18) book value and (19) funds from operations (FFO).

15.2.3. Timing For Establishing Performance Goals.

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

15.2.4. Performance or Annual Incentive Award Pool.

The Committee may establish a Performance or Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance or Annual Incentive Awards.

15.2.5. Settlement of Performance or Annual Incentive Awards; Other Terms.

Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.
      15.3.     Written Determinations.
      All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.
      15.4.     Status of Section 15.2 Awards Under Code Section 162(m)
      It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 15.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 15.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

16.	PARACHUTE LIMITATIONS
      Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding between the Grantee and the Company or any Affiliate that modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

17.	REQUIREMENTS OF LAW
      17.1.     General.
      The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
      17.2.     Rule 16b-3.
      During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

18.	EFFECT OF CHANGES IN CAPITALIZATION
      18.1.     Changes in Stock.
      If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and SARs to reflect such distribution.
      18.2.     Changes in Capitalization; Merger; Liquidation.
      (a) In the event of a merger, consolidation, reorganization or other Corporate Transaction of the Company, the Board may make such adjustments with respect to Awards and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or other Corporate Transaction, including, without limitation, the substitution of new awards, the termination or the adjustment of outstanding awards, the acceleration of Awards or the removal of restrictions on outstanding Awards, all as may be provided in the applicable Award Agreement or, if not expressly addressed therein, as the Board subsequently may determine in the event of any such transaction.

      (b) In addition to or instead of any adjustments authorized in Section 18.1(a) above, in the event of a merger, consolidation, reorganization or other Corporate Transaction of the Company, the Board may elect, in its sole discretion, to cancel or repurchase any outstanding Awards issued under the Plan and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of an Award consisting of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of the Stock in connection with such transaction and, in the case of Options, equal to the product of the number of shares of Stock subject to the Option (the “Option Stock”) multiplied by the amount, if any, by which (I) the formula or fixed price per share of Stock paid to holders of Stock pursuant to such transaction exceeds (II) the Option Price applicable to such Option. Notwithstanding the foregoing, Stock Units shall be cancelled on a Corporate Transaction only to the extent such Corporate Transaction constitutes a “change in control event” within the meaning of Code Section 409A.
      18.3.     Adjustments.
      Adjustments under this Section 18 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Section 18.
      18.4.     No Limitations on Company.
      The existence of this Plan and the Awards granted pursuant to this Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other act or proceeding.

19.	GENERAL PROVISIONS
      19.1.     Disclaimer of Rights
      No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.
      19.2.     Nonexclusivity of the Plan
      Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

      19.3.     Withholding Taxes
      The Company or an Affiliate, as the case may be, shall have the right to deduct or withhold from payments of any kind otherwise due to a Grantee (including by withholding shares of Stock otherwise deliverable under an Award) any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.
      19.4.     Captions
      The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.
      19.5.     Other Provisions
      Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.
      19.6.     Number And Gender
      With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.
      19.7.      Severability
      If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
      19.8.     Governing Law
      The validity and construction of this Plan and the instruments evidencing the Award hereunder shall be governed by the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.
      19.9.     Code Section 409A
      The Board or the Committee, as applicable, intends to comply with Section 409A of the Code, or an exemption to Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Section 409A. To the extent that the Board or the Committee, as applicable, determines that a Grantee would otherwise be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans pursuant to Section 409A as a result of any provision of any Award granted under this Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board or the Committee, as applicable.

Appendix B
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF CAPITALSOURCE INC.
      CapitalSource Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify:

FIRST: The name of the Corporation is CapitalSource Inc.

SECOND: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 4, 2003 and an amended and restated Certificate of Incorporation of the Corporation was filed with the Secretary of the State of Delaware on July 29, 2003.

THIRD: This Second Amended and Restated Certificate of Incorporation restates, integrates and amends the Amended and Restated Certificate of Incorporation of the Corporation, and has been duly adopted and approved by the Board of Directors of the Corporation in accordance with Sections 242(b) and 245 of the General Corporation Law of the State of Delaware.

FOURTH: The Second Amended and Restated Certificate of Incorporation so adopted reads in full as follows:
ARTICLE I
Name
      The name of the corporation is CapitalSource Inc.
ARTICLE II
Registered Office and Agent
      The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE III
Purpose
      The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.
ARTICLE IV
Capital Stock
      The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is five hundred fifty million (550,000,000). Five hundred million (500,000,000) shares shall be Common Stock, par value $.01 per share, and fifty million (50,000,000) shall be Preferred Stock, par value $.01 per share.
      The number of authorized shares of any class of capital stock of the Corporation may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding capital stock entitled to vote, without the separate vote of the holders of Common Stock or Preferred Stock, or of any series thereof, as the case may be, as a class, unless the approval of any such holders is required pursuant to the certificate or certificates establishing any series of Preferred Stock.

1. Common Stock. Except as otherwise required by law or expressly provided in this Second Amended and Restated Certificate of Incorporation (as amended from time to time), each share of Common Stock shall have the same powers, rights and privileges and shall rank equally, share ratably and be identical in all respects as to all matters.

a. Dividends. Subject to the rights of holders of Preferred Stock and to the other provisions of this Second Amended and Restated Certificate of Incorporation (as amended from time to time), holders of Common Stock shall be entitled to receive, when and as declared by the Board of Directors, equally and on a per share basis, such dividends and other distributions out of the assets of the Corporation legally available therefor.

b. Voting Rights. At every annual or special meeting of stockholders of the Corporation in which there is a matter put up to a vote, each holder of Common Stock shall be entitled to cast one vote for each share of Common Stock standing in such holder’s name on the stock transfer records of the Corporation. Unless required by the Bylaws, the election of directors need not be by written ballot.

c. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of capital stock shall become entitled to participate in the distribution of any assets of the Corporation remaining after payment or provision for payment of the Corporation’s debts and accounts payable has been made. After payment upon shares of Preferred Stock entitled to a preference, if any, over shares of Common Stock upon such liquidation, dissolution or winding up, the remaining assets of the Corporation shall be distributed among the holders of shares of Common Stock equally on a per share basis. A merger or consolidation of the Corporation with or into any other corporation or other entity, or a sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to its stockholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this section.

2. Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized, by resolution adopted and filed in accordance with law, to fix the number of shares in each series, the designation thereof, the powers (including voting powers, full or limited, if any), the preferences and relative participating, optional or other special rights thereof, and the qualifications or restrictions thereon, of each series and the variations in such voting powers (if any) and preferences and rights as between series. Any shares of any class or series of Preferred Stock purchased, exchanged, converted or otherwise acquired by the Corporation, in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series, and may be reissued as part of any series of Preferred Stock created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth in this certificate of incorporation or in such resolution or resolutions.
ARTICLE V
Board Of Directors
      The number of directors of the Corporation from time to time shall be as fixed by, or in the manner provided in, the bylaws of the Corporation. Effective upon the date of the closing of the Corporation’s initial public offering (the “Effective Date”), the directors shall be divided into 3 classes, with the initial term of office of the first class to expire at the first annual meeting of stockholders held after the Effective Date; the initial term of office of the second class to expire at the second annual meeting of stockholders held after the Effective Date; and the initial term of office of the third class to expire at the third annual meeting of stockholders held after the Effective Date. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of the stockholders after their election, and shall continue to hold office until their respective successors are elected and qualified, except in case of the death, resignation, or removal of any director. In the event of any increase in the number of directors fixed by the Board of Directors, the additional directors shall be classified so that all classes of directors have as nearly equal numbers of directors as may be possible. In the event of any decrease in the number of directors, all classes of directors shall be decreased equally as nearly as may be possible. Except as may be provided by the terms of any series of Preferred Stock, each director of the Corporation shall be entitled to one vote on each matter voted or acted upon by the Board of Directors.
ARTICLE VI
Limitation Of Liability
      No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 174 of the General Corporation Law of the State of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware shall be amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall, automatically, without any further action, be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended. Any repeal or modification of this Article VI by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omission occurring prior to, such repeal or modification.
ARTICLE VII
Bylaws
      The Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation by affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present. Any Bylaws made by the directors under the powers conferred hereby may be altered, amended or repealed by the directors or by the stockholders acting in accordance with the terms hereof or thereof. Notwithstanding the foregoing and anything contained in the Second Amended and Restated Certificate of Incorporation to the contrary, Sections 2, 3, 9, 10 and 14 of Article II and Sections 2, 3 and 5 of Article III of the Bylaws shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of at least 66 2/3% of the shares of capital stock of the Corporation issued and outstanding and entitled to vote, voting together as a single class. Notwithstanding anything contained in this Second Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of 66 2/3% of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote, voting together as a single class, shall be required to adopt, alter or amend any provision inconsistent with or to repeal this Article VII.

ARTICLE VIII
Restriction on Transfer and Ownership of Shares
      1.     Definitions. For the purpose of this Article VIII, the following terms shall have the following meanings:

Articles. The term “Articles” shall mean this Amended and Restated Certificate of Incorporation as filed for record with the Secretary of State of the State of Delaware, and any amendments and supplements thereto.

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares are held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 3.7 of this Article VIII, provided that each such organization must be described in Sections 501(c)(3), 170(b)(1)(A) and 170(c)(2) of the Code.

Charitable Trust. The term “Charitable Trust” shall mean any trust provided for in Sections 2.1(b)(i) and 3.1 of this Article VIII.

Charitable Trustee. The term “Charitable Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner, that is appointed by the Corporation to serve as trustee of the Charitable Trust.

Code. The term “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

Designated Investment Entity. The term “Designated Investment Entity” shall mean either (i) a pension trust that qualifies for look-through treatment under Section 856(h) of the Code, (ii) an entity that qualifies as a regulated investment company under Section 851 of the Code, or (iii) a Qualified Investment Manager; provided that each beneficial owner of such entity or, as applicable, each client of such entity, would satisfy the Ownership Limit if such beneficial owner or client owned directly its proportionate share of the Shares that are held by such Designated Investment Entity.

Designated Investment Entity Limit. The term “Designated Investment Entity Limit” shall mean with respect to the Common Stock, 15% (in value or number of Shares, whichever is more restrictive) of the outstanding Common Stock of the Corporation.

Excepted Holder. The term “Excepted Holder” shall mean each of John K. Delaney, his spouse, children (and their spouses), grandchildren (and their spouses) and the 1997 Delaney Family Trust, and any other Person who is or would be a Beneficial Owner of Common Stock as a result of the Beneficial Ownership of Common Stock by John K. Delaney, his spouse, children (and their spouses) and grandchildren (and their spouses).

Excepted Holder Limit. The term “Excepted Holder Limit” shall mean as follows: no Excepted Holder, or any Person whose ownership of Common Stock would cause an Excepted Holder to be considered to Beneficially Own such Common Stock, nor any Person who would be considered to Beneficially Own Shares Beneficially Owned by an Excepted Holder shall be permitted to Beneficially Own Shares if, as a result of such Beneficial Ownership, (A) any single Excepted Holder who is considered an individual for purposes of Section 542(a)(2) of the Code would be considered to Beneficially Own more than 12% (by number or value whichever is more restrictive) of the outstanding

Common Stock (as determined for purposes of Section 542(a)(2) and Section 856(a) of the Code), (B) any two Excepted Holders who are considered individuals for purposes of Section 542(a)(2) of the Code would be considered to Beneficially Own more than 21.4% (by number or value whichever is more restrictive) of the outstanding Common Stock (as determined for purposes of Section 542(a)(2) and Section 856(a)(6) of the Code), (C) any three Excepted Holders who are considered individuals for purposes of Section 542(a)(2) of the Code would be considered to Beneficially Own more than 30.8% (by number or value whichever is more restrictive) of the outstanding Common Stock (as determined for purposes of Section 542(a)(2) and Section 856(a)(6) of the Code), (D) any four Excepted Holders who are considered individuals for purposes of Section 542(a)(2) of the Code would be considered to Beneficially Own more than 40.2% (by number or value whichever is more restrictive) of the outstanding Common Stock (as determined for purposes of Section 542(a)(2) and Section 856(a)(6) of the Code), or (E) any five Excepted Holders who are considered individuals for purposes of Section 542(a)(2) of the Code would be considered to Beneficially Own more than 49.6% (by number or value whichever is more restrictive) of the outstanding Common Stock (as determined for purposes of Section 542(a)(2) and Section 856(a)(6) of the Code).

Initial Date. The term “Initial Date” shall mean the effective date of these Articles.

Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Directors or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Directors.

NYSE. The term “NYSE” shall mean The New York Stock Exchange.

Ownership Limit. The term “Ownership Limit” shall mean (i) with respect to the Common Stock, 9.4% (in value or number of Shares, whichever is more restrictive) of the outstanding Common Stock of the Corporation; and (ii) with respect to any class or series of Preferred Stock, 9.4% (in value or number of Shares, whichever is more restrictive) of the outstanding shares of such class or series of Preferred Stock of the Corporation.

Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 2.1 of this Article VIII, would Beneficially Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

Qualified Investment Manager. The term “Qualified Investment Manager” shall mean an entity (i) who for compensation engages in the business of advising others as to the value of securities or as to the advisability of investing in, purchasing, or selling securities; (ii) who purchases securities in the ordinary course of its business and not with the purpose or effect of changing or influencing control of the Corporation, nor in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (iii) who has or shares voting power and investment power within the meaning of Rule 13d-3(a) under the Exchange Act. A Qualified Investment Manager shall be deemed to beneficially own all Common Stock beneficially owned by each of its affiliates, after application of the beneficial ownership rules under Section 13(d)(3) of the Exchange Act; provided such affiliate meets the requirements set forth in the preceding clause (ii).

REIT. The term “REIT” shall mean a real estate investment trust within the meaning of Section 856 of the Code.

Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership and Transfers of Shares set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Shares. The term “Shares” shall mean any share of Common Stock or Preferred Stock of the Corporation.

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends or distributions on Shares, including (a) a change in the capital structure of the Corporation, (b) a change in the relationship between two or more Persons which causes a change in ownership of Shares by application of Section 544 of the Code, as modified by Section 856(h) of the Code, (c) the granting or exercise of any option or warrant (or any disposition of any option or warrant), pledge, security interest, or similar right to acquire Shares, (d) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (e) Transfers of interests in other entities that result in changes in Beneficial Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.
      2.     Shares.
      2.1     Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date:
      (a)     Basic Restrictions.

(i) (1) No Person shall Beneficially Own Common Stock in excess of the Ownership Limit, other than (A) an Excepted Holder, which shall not Beneficially Own Common Stock in excess of the Excepted Holder Limit for such Excepted Holder, and (B) a Designated Investment Entity, which shall not Beneficially Own Common Stock in excess of the Designated Investment Entity Limit; and

(2) no Person shall Beneficially Own Preferred Stock in excess of the Ownership Limit.

(ii) No Person shall Beneficially Own Shares to the extent that (1) such Beneficial Ownership of Shares would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) such Beneficial Ownership of Shares would result in the Corporation otherwise failing to qualify as a REIT.

(iii) No Person shall Transfer any Shares if, as a result of the Transfer, all the outstanding Shares would be beneficially owned by less than 100 Persons (determined without reference to the rules of attribution under Section 544 of the Code). Any Transfer of Shares that, if effective, would result in all the outstanding Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.
      (b)     Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning Shares in violation of Section 2.1(a)(i), (ii) or (iii),

(i) then that number of Shares the Beneficial Ownership of which otherwise would cause such Person to violate Section 2.1(a)(i), (ii) or (iii) (rounded up to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 3 of this Article VIII, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

(ii) if the transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 2.1(a)(i) or (ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 2.1(a)(i), (ii) or (iii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.
      2.2     Remedies for Breach. If the Board of Directors or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership of any Shares in violation of Section 2.1 (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to purchase Shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 2.1 shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.
      2.3     Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership of Shares that will or may violate Section 2.1(a), or any Person who would have owned Shares that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 2.1(b), shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, shall give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such acquisition or ownership on the Corporation’s status as a REIT.
      2.4     Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

(a) every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held; provided, that a shareholder of record who holds outstanding Shares as nominee for another Person, which other Person is required to include in gross income the dividends or distributions received on such Shares (an “Actual Owner”), shall give written notice to the Corporation stating the name and address of such Actual Owner and the number of Shares of such Actual Owner with respect to which the shareholder of record is nominee. Each owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Ownership Limit, Excepted Holder Limit or Designated Investment Entity Limit applicable to such owner; and

(b) each Person who is a Beneficial Owner of Shares and each Person (including the shareholder of record) who is holding Shares for a Beneficial Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.
      2.5     Remedies Not Limited. Subject to Section 4 of this Article VIII, nothing contained in this Section 2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its shareholders in preserving the Corporation’s status as a REIT.
      2.6     Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 2, Section 3 of this Article VIII or any definition contained in Section 1 of this Article VIII, the Board of Directors shall have the power to determine the application of the provisions of this Section 2 or Section 3 of this Article VIII with respect to any situation based on the facts known to it. If Section 2 or 3 requires an action by the Board of Directors and the Articles fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 1, 2 or 3.
      2.7     Exemptions from the Ownership Limit.
      (a) The Board shall exempt a Person from the Ownership Limit or Designated Investment Entity Limit if: (i) such Person submits to the Board information satisfactory to the Board, in its reasonable discretion, demonstrating that such Person is not an individual for purposes of Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code); (ii) such Person submits to the Board information satisfactory to the Board, in its reasonable discretion, demonstrating that no Person who is an individual for purposes of Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code) would be considered to Beneficially Own Shares in excess of the Ownership Limit by reason of such Person’s ownership of Shares in excess of the Ownership Limit or Designated Investment Entity Limit pursuant to the exemption granted under this subparagraph (a); (iii) such Person submits to the Board information satisfactory to the Board, in its reasonable discretion, demonstrating that clause (2) of subparagraph (a)(ii) of this Section 2.1 will not be violated by reason of such Person’s ownership of Shares in excess of the Ownership Limit or Designated Investment Entity Limit pursuant to the exemption granted under this subparagraph (a); and (iv) such Person provides to the Board such representations and undertakings, if any, as the Board may, in its reasonable discretion, require to ensure that the conditions in clauses (i), (ii) and (iii) hereof are satisfied and will continue to be satisfied throughout the period during which such Person owns Shares in excess of the Ownership Limit or Designated Investment Entity Limit pursuant to any exemption thereto granted under this subparagraph (a), and such Person agrees that any violation of such representations and undertakings or any attempted violation thereof will result in the application of the remedies set forth in this Section 2 with respect to Shares held in excess of the Ownership Limit or Designated Investment Entity Limit with respect to such Person (determined without regard to the exemption granted such Person under this subparagraph (a)).
      (b) Prior to granting any exemption pursuant to subparagraph (a), the Board, in its sole and absolute discretion, may require a ruling from the IRS or an opinion of counsel, in either case in form and substance satisfactory to the Board, in its sole and absolute discretion as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT; provided, however, that the Board shall not be obligated to require obtaining a favorable ruling or opinion in order to grant an exception hereunder.
      (c) Subject to Section 2.1(a)(ii), an underwriter that participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Ownership Limit or Designated Investment Entity Limit, but only to the extent necessary to facilitate such public offering or private placement.

      (d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder with the prior written consent of such Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Ownership Limit.
      2.8     Increase in Ownership Limit or Designated Investment Entity Limit. The Board of Directors may increase the Ownership Limit or Designated Investment Entity Limit subject to the limitations provided in this Section 2.8.

(a) The Ownership Limit or Designated Investment Entity Limit may not be increased if, after giving effect to such increase, five Persons who are considered individuals pursuant to Section 542 of the Code, as modified by Section 856(h)(3) of the Code (taking into account all of the Excepted Holders), could Beneficially Own, in the aggregate, more than 49% of the value of the outstanding Shares.

(b) Prior to the modification of the Ownership Limit or Designated Investment Entity Limit pursuant to this Section 2.8, the Board, in its sole and absolute discretion, may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT if the modification in the Ownership Limit or Designated Investment Entity Limit were to be made.
      2.9     Legend. Each certificate for Shares issued on or after the Initial Date shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership and Transfer. Subject to certain further restrictions and except as expressly provided in the Corporation’s Articles, (i) no Person may Beneficially Own Common Stock of the Corporation in excess of 9.4 percent (in value or number of shares, whichever is more restrictive) of the outstanding Common Stock, other than (A) an Excepted Holder, or (B) a Designated Investment Entity; (ii) no Person may Beneficially Own Preferred Stock of the Corporation in excess of 9.4 percent (in value or number of shares, whichever is more restrictive) of the outstanding shares of such class or series of Preferred Stock of the Corporation; (iii) no Excepted Holder may Beneficially own Common Stock in excess of the Excepted Holder Limit for such Excepted Holder, as set forth in the Corporation’s Articles; (iv) no Designated Investment Entity may Beneficially Own Common Stock of the Corporation in excess of 15 percent (in value or number of shares, whichever is more restrictive) of the outstanding Common Stock of the Corporation; (v) no Person may Beneficially Own Shares that would result in the Corporation being “closely held” under Section 856(h) of the Internal Revenue Code of 1986 (the “Code”) or otherwise cause the Corporation to fail to qualify as a real estate investment trust under the Code; and (vi) no Person may Transfer Shares if such Transfer would result in Shares of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially Owns or attempts to Beneficially Own Shares which causes or will cause a Person to Beneficially Own Shares in excess or in violation of the limitations set forth in the Corporation’s Articles must immediately notify the Corporation. If any of the restrictions on transfer or ownership are violated, the Shares represented hereby will be automatically transferred to a Charitable Trustee of a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. A Person who attempts to Beneficially Own Shares in violation of the ownership limitations described above shall have no claim, cause of action, or any recourse whatsoever against a transferor of such Shares. All capitalized terms in this legend have the meanings defined in the Corporation’s Articles, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Corporation on request and without charge.
      Instead of the foregoing legend, the certificate may state that the Shares represented thereby are subject to restrictions on Beneficial Ownership and Transfer and that the Corporation will furnish a full statement about certain restrictions on transferability to a shareholder on request and without charge.
      3.     Transfer of Shares in Trust.

      3.1     Ownership in Trust. Upon any purported Transfer or other event described in Section 2.1(b) of this Article VIII that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer o other event that results in the transfer to the Charitable Trust pursuant to Section 2.1(b) of this Article VIII. The Charitable Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 3.7 of this Article VIII.
      3.2     Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall be issued and outstanding Shares of the Corporation. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust. The Prohibited Owner shall have no claim, cause of action, or any other recourse whatsoever against the purported transferor of such Shares.
      3.3     Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that Shares have been transferred to the Charitable Trustee shall be paid with respect to such Shares to the Charitable Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Delaware law, effective as of the date that Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that Shares have been transferred to the Charitable Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible action, then the Charitable Trustee shall not have the power to rescind and recast such vote. Notwithstanding the provisions of this Article VIII, until the Corporation has received notification that Shares have been transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of shareholders.
      3.4     Rights Upon Liquidation. Upon any voluntary or involuntary liquidation, dissolution or winding up of or any distribution of the assets of the Corporation, the Charitable Trustee shall be entitled to receive, ratably with each other holder of Shares of the class or series of Shares that is held in the Charitable Trust, that portion of the assets of the Corporation available for distribution to the holders of such class or series (determined based upon the ratio that the number of Shares or such class or series of Shares held by the Charitable Trustee bears to the total number of Shares of such class or series of Shares then outstanding). The Charitable Trustee shall distribute any such assets received in respect of the Shares held in the Charitable Trust in any liquidation, dissolution or winding up of, or distribution of the assets of the Corporation, in accordance with Section 3.5 of this Article VIII.
      3.5     Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Corporation that Shares have been transferred to the Charitable Trust, the Charitable Trustee of the Charitable Trust shall sell the Shares held in the Charitable Trust to a person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 2.1(a) of this Article VIII. Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 3.5. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (2) the price per share received by the Charitable Trustee from the sale or other disposition of the Shares held in the Charitable Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that Shares have been transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 3.5, such excess shall be paid to the Charitable Trustee upon demand. The Charitable Trustee shall have the right and power (but not the obligation) to offer any Shares held in trust for sale to the Corporation on such terms and conditions as the Charitable Trustee shall deem appropriate.
      3.6     Purchase Right in Shares Transferred to the Charitable Trustee. Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 3.5 of this Article VIII. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.
      3.7     Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 2.1(a) of this Article VIII in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Sections 501(c)(3), 170(b)(1)(A) or 170(c)(2) of the Code.
      4.     NYSE Transactions. Nothing in this Article VIII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction takes place shall not negate the effect of any other provision of this Article VIII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VIII.
      5.     Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VIII.
      6.     Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.
ARTICLE IX
Amendment
      The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that the affirmative vote of the holders of at least 66 2/3% of the shares of capital stock of the Corporation issued and outstanding and entitled to vote, voting together as a single class, shall be required to alter, amend or repeal Article V of this Second Amended and Restated Certificate of Incorporation.

      IN WITNESS WHEREOF, the Corporation has caused this Second Amended and Restated Certificate of Incorporation to be signed by its Chief Legal Officer and Secretary this                     day of                     , 2006.

Steven A. Museles
Chief Legal Officer and Secretary

â FOLD AND DETACH HERE â

CAPITALSOURCE INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Annual Meeting of Stockholders — April 27, 2006
The undersigned hereby appoints John K. Delaney and Steven A. Museles, or either of them, attorneys and proxies each with power of substitution to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on April 27, 2006 and at any adjournment or adjournments thereof, with all the power that the undersigned would possess if personally present, and to vote all shares of stock that the undersigned may be entitled to vote at said meeting, as designated on the reverse, and in accordance with their best judgment in connection with such other business as may come before the meeting.
     Please cast your votes on the reverse side as described on the reverse side. The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4. To vote in accordance with the Board of Directors’ recommendation, just sign the reverse side; no boxes need to be checked. Unless marked otherwise, this proxy will be voted in accordance with the Board of Directors’ recommendation.
SEE REVERSE
SIDE

Voting Instructions for CapitalSource Inc.’s
2006 Annual Meeting of Stockholders
CapitalSource Inc. stockholders may vote their shares for matters to be covered at the Company’s 2006 Annual Meeting of Stockholders using the attached proxy card. Below are voting instructions.
Voting Procedures
     If you are unable to be present at the meeting in person, you may grant a proxy by completing, signing and dating the enclosed proxy card and returning it in the envelope provided. Shares represented by proxies will be voted as directed by the stockholder. Unless you direct otherwise, if you grant a proxy your shares will be voted FOR Proposals 1, 2, 3, and 4. If you return your proxy by mail, you have the right to revoke your proxy in writing (by another proxy bearing a later date), by attending the meeting and voting in person, or by notifying the Company before the meeting that you want to revoke your proxy. Votes submitted by mail must be received on or before April 26, 2006.
THANK YOU FOR VOTING.
â FOLD AND DETACH HERE â

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.
1.     ELECTION OF DIRECTORS: Nominees are:

01 William G. Byrnes	☐	VOTE FOR all nominees	☐	VOTE WITHHELD from
02 John K. Delaney		except those I have		all nominees
03 Sara L. Grootwassink		listed below
04 Thomas F. Steyer
(Instructions: To withhold authority to vote for any individual nominee, write the number(s) on the line provided to the right.)
2.     RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP:

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN
3.     AMENDMENT AND RESTATEMENT OF THE COMPANY’S SECOND AMENDED AND RESTATED EQUITY INCENTIVE PLAN:

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN
4.     AMENDMENT AND RESTATEMENT OF THE COMPANY’S CHARTER:

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN
5.     THE PROXIES are authorized to vote in their discretion upon such other business, if any, as may properly come before the meeting.
Address Change? Mark Box ☐ Indicate changes below.

Date

Signature(s) in Box
Please sign EXACTLY as name appears at the left. Joint
owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full related title.